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PROSPECTUS
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                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
                                FOR THRIFT PLANS
                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
   -------------------------------------------------------------------------

THE CONTRACTS--We offer a group variable accumulation annuity contract (CONTRACT) for use by thrift plans or arrangements (PLANS) of employers in the not-for-profit field (or their associations or trusts). A Plan must:

   -   be qualified under Section 401(a) of the Internal Revenue Code, or

   -   meet the requirements of Section 403(b) of the Internal Revenue Code.

PARTICIPANTS--A PARTICIPANT or YOU means a participating employee under a Contract.

CONTRIBUTIONS--You make Contributions to your Account Balance, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under Federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date you select.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the UNDERLYING FUNDS), which currently are:

   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

   -   SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
       Portfolios;

   -   FIDELITY INVESTMENTS-Registered Trademark- VARIABLE INSURANCE PRODUCTS
       FUNDS: Equity-Income, Contrafund and Asset Manager Portfolios;

   -   CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.;
       and

   - AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable Portfolios, Inc.

WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT
FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Balance in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under "Our General Account".

STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated May 1, 2003, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-212-224-1600. We have filed the SAI with the Securities and Exchange Commission and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus before you purchase a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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DATED: MAY 1, 2003
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                               TABLE OF CONTENTS
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
                                                              Page
                                                              ----
TABLES OF ANNUAL EXPENSES...................................     1
SUMMARY OF INFORMATION IN THIS PROSPECTUS...................     3
ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT............     7
UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT........     8
CHARGES YOU OR YOUR EMPLOYER WILL PAY.......................    12
    Administrative Charges..................................    12
    Distribution Expense Charge.............................    12
    Expense Risk Charge.....................................    13
    Employer Charges........................................    13
    Expenses of the Underlying Funds........................    13
    Premium Taxes...........................................    13
PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS..............    14
    Purchase of a Contract; Participation...................    14
    Payment of Contributions................................    14
    Limits on Contributions.................................    15
    Allocation of Contributions.............................    16
YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS..........    16
OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY......    17
    Your Right to Transfer Among Investment Alternatives....    17
    Your Right to Make Withdrawals, including by Specified
      Payments..............................................    17
    How to Tell Us an Amount to Transfer or Withdraw........    18
    Loans...................................................    19
    Death Benefit during the Accumulation Period............    19
    Discontinuance of a Contract............................    20
    When We May Postpone Payments...........................    21
YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE.........    21
    Amount of Annuity Payments..............................    21
    Annuity Commencement Date...............................    21
    Available Forms of Annuity..............................    22
    Death Benefit After Annuity Commencement Date...........    22
    Lump Sum for Small Annuity Payments.....................    22
OUR GENERAL ACCOUNT.........................................    23
WHERE TO CONTACT US AND GIVE US INSTRUCTIONS................    24
ADMINISTRATIVE MATTERS......................................    25
    Confirmation Statements to Participants.................    25
    Designation of Beneficiary..............................    25
    Certain Administrative Provisions.......................    26
    Participation in Divisible Surplus......................    27
FEDERAL TAX INFORMATION.....................................    27
YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS.....    31
PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS......    31
FUNDING AND OTHER CHANGES WE MAY MAKE.......................    32
DEFINITIONS WE USE IN THIS PROSPECTUS.......................    33
OUR STATEMENT OF ADDITIONAL INFORMATION.....................    35
APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT
FUNDS.......................................................    37
APPENDIX B: GENERAL ACCOUNT OPERATIONS......................    41

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN THOSE IN THIS PROSPECTUS. A PROSPECTIVE PURCHASER WHO RECEIVES UNAUTHORIZED INFORMATION OR REPRESENTATIONS MUST NOT RELY ON THEM TO MAKE ANY PURCHASE DECISION.

                           TABLES OF ANNUAL EXPENSES
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The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I. TRANSACTION EXPENSES. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

                                                                      CURRENT    MAXIMUM
                                                                      --------   --------
        PARTICIPANT TRANSACTION EXPENSES
          Sales Load on Purchases...................................      0%         0%
          Deferred Sales Load.......................................      0%         0%
          Surrender Fees............................................      0%         0%
          Exchange Fees.............................................      0%         0%

II. ANNUAL SEPARATE ACCOUNT EXPENSES. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

                                                                         403(B)     401(A)/(K)
                                                             CURRENT     MAXIMUM     MAXIMUM
                                                             --------   ---------   ----------
ANNUAL CONTRACT FEE........................................     $24(1)    $30         $24
LOAN INTEREST..............................................      3%(2)   3%(2)       3%(2)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a percentage of average net assets)
    Expense Risk Fee.......................................    .15%     see below   see below
    Administrative Charges.................................    .40%(3)  see below   see below
    Distribution Expense Charge............................    .35%     see below   see below
                                                               ----       -----       -----
  TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...................    .90%     2.00%(4)    2.00%(4)

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(1) You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. Your Employer may elect to pay the monthly Participant charge, in which case we do not deduct the monthly charge from your Account Balance. We waive the monthly charge for Contracts with a certain level of assets and number of participants.

(2) This rate is a net rate. The loan rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan. We charge an origination fee of $100 and a maintenance fee of $5 for each quarter that the loan is expected to be outstanding. We deduct the origination fee and the total maintenance fee from the amount of the loan proceeds we give to you. For certain 401(a) and 401(k) loans, when a trustee is appointed, the loan amount is withdrawn from your Account Balance and you pay interest at the Prime Rate to your Account. In such case, we do not receive any portion of the interest paid.

(3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.

(4) Separate Account Annual Expenses may be increased in the aggregate up to 2.00%. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change.

III. UNDERLYING FUND EXPENSES. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

                                                              MINIMUM            MAXIMUM
                                                              --------   -----------------------
TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
  (expenses deducted from Underlying Fund assets, including
  management fees and other expenses, as a percentage of
  average net assets)
    Before reimbursement....................................    .20%                       1.03%
    After reimbursement(5)..................................    .13%                       1.03%

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(5) The investment adviser for the Investment Company has contractually agreed for the period January 1, 2003 through December 31, 2003 to limit the expenses of each Investment Company Fund to its investment advisory fee. This obligation will continue for each following year unless the adviser gives notice of termination prior to the start of the year.

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EXAMPLE
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The Example below is intended to help you compare the cost of being a
Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. THE EXAMPLES ALSO REFLECT THE CONTRACTUAL EXPENSE REIMBURSEMENTS FOR THE INVESTMENT COMPANY FUNDS TO THE LEVEL OF THEIR ADVISORY FEES FOR ONE YEAR.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2002 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR         3 YEARS          5 YEARS          10 YEARS
------         --------         --------         --------
 $230            $724            $1,268           $2,887

We assumed a 5% annual rate of return in the example for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE. The example also assumed an annual contract fee of $30.72 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $7,812.

ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS
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For information about the Accumulation Unit values of each of the Separate
Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

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                   SUMMARY OF INFORMATION IN THIS PROSPECTUS
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The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACTS WE OFFER
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We offer group variable accumulation annuity contracts to assist with retirement and long-term financial planning by not-for-profit organizations and their employees. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS -- PURCHASE OF A CONTRACT; PARTICIPATION." The types of thrift plans or arrangements for which we will issue a Contract are:

1. TAX DEFERRED ANNUITY THRIFT PLAN (CALLED A TDA THRIFT PLAN OR A 403(b) THRIFT PLAN).
We issue Contracts for Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, where your Contributions are "pre-tax". Your Employer usually matches all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. For Federal income tax purposes, you may exclude Contributions from gross income within the limits provided under Section 403(b). Some Plans permit only Employer Contributions.

2.  401(a) THRIFT PLAN (CALLED A 401(a) THRIFT PLAN).
We issue Contracts to fund annuity benefits under retirement plans that qualify for special Federal income tax treatment under Section 401(a) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Thrift Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of 401(a) Plan, you make Contributions:

   - through a voluntary payroll deduction arrangement with the Employer, where the Contributions are "after-tax", meaning you may not deduct or exclude them from your gross income, or

   - through a salary reduction agreement with the Employer, where the Contributions are "pre-tax", meaning you may exclude them from your gross income within the limits of Code Section 401(k).

The Employer generally matches all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

Your Contributions and your Employer's Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

MINIMUM REQUIRED. Your Plan may require that your Contributions total $200 or more each year.

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LIMITS ON AMOUNTS.  The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may allocate Contributions among the General Account and one or more of the Separate Account Funds (unless your Plan restricts nonvested amounts in your Account Balance to the General Account). At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Balance among the available Investment Alternatives.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance allocated to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. REFER TO "OUR GENERAL ACCOUNT" FOR A BRIEF DESCRIPTION OF THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Separate Account Funds currently invest in twenty Underlying Funds, which have different investment objectives, investment policies and risks. The Allocation Funds of Mutual of America Investment Corporation are expected to be available under the Contracts by June 1, 2003. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.

CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES YOU OR YOUR EMPLOYER WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. If your Employer uses our Hotline system, we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants. REFER TO "CHARGES YOU OR YOUR EMPLOYER WILL PAY--ADMINISTRATIVE CHARGES".

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying

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Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their fees and expenses.

EMPLOYER CHARGES
--------------------------------------------------------------------------------

We charge an Employer a monthly fee of $100 for administrative expenses we incur for certain Plan-related services, with an additional monthly fee of $50 for each set of separate records we maintain for affiliated Employers at different locations. We also charge an Employer a monthly fee for each active Participant under the Contract. The maximum fee is $4.00 per Participant, and we reduce the fee for Employers with larger numbers of Participants. We do not charge an Employer a monthly Participant fee for more than 200 active Participants.

We waive the monthly Employer charges and the monthly active Participant charges if:

   - an Employer elects to use a modified services arrangement under a Contract (which excludes certain Plan-related services); or

   - the Employer's total Contract assets for the month are greater than $1 million and the Employer uses our Hotline system.

We charge an Employer when a Participant who ends employment was partially vested in the Participant's Account Balance. We will not charge for more than 50 Participants in a calendar year, and we limit the charge to the lesser of $50 and the amount of the nonvested Account Balance.

TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE
--------------------------------------------------------------------------------

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan, we restrict your transfer or withdrawal from the General Account of the loan collateral amount. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under the circumstances set forth in the Code and the Plan. You generally may not withdraw Account Balance until you have reached the age of 59 1/2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS".

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1/2 or older, or have terminated employment after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Balance. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1/2, are disabled or in certain other circumstances. REFER TO "FEDERAL TAX INFORMATION".

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right to impose a charge for transfers in the future.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

IN WRITING. You may give instructions in writing on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make withdrawals of Account Balance. Certain withdrawals require the written consent of the Eligible Spouse. REFER TO "WHERE TO CONTRACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our 800 number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfer among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may check the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes and for Contributions by you or by your employer on your behalf, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. REFER TO "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".

DEATH BENEFITS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Balance as of the date we receive proof of death and the election of the Beneficiary(ies) designating how we should pay the death benefit. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" AND "FEDERAL TAX INFORMATION".

ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY PAYMENT
--------------------------------------------------------------------------------

You may select the Annuity Commencement Date. You must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity Payments are under a Qualified Joint and Survivor Annuity form when the Participant's Eligible Spouse is the Joint Annuitant. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will never be less favorable for an Annuitant than the guaranteed rate in the Contract. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE".

FORMS OF ANNUITY AVAILABLE. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. You will be the Annuitant and may name another person as the joint Annuitant. If you were to die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT
BALANCE--AVAILABLE FORMS OF ANNUITY".

CANCELLATION RIGHT
--------------------------------------------------------------------------------

You may surrender for cancellation a 403(b) Thrift Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

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                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We are obligated to pay all amounts required under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.

We provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of non-profit, social welfare, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2002, we had total assets, on a consolidated basis, of approximately $9.9 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE
--------------------------------------------------------------------------------

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

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              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 INDEX).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

ALL AMERICA FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Composite Fund seeks to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other

------------------------
* "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

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equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

MONEY MARKET FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Money Market Fund seeks the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. NEITHER THE FEDERAL DEPOSIT INSURANCE CORPORATION NOR ANY OTHER AGENCY OF THE U.S. GOVERNMENT INSURES OR GUARANTEES THE SEPARATE ACCOUNT'S INVESTMENT IN SHARES OF THE MONEY MARKET FUND.

AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

This Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.

MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

This Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

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CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

This Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

SCUDDER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

SCUDDER BOND PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

SCUDDER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP CONTRAFUND PORTFOLIO
--------------------------------------------------------------------------------

The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------

The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

CALVERT SOCIAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Shared Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the net assets of the All America Fund.

SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                     CHARGES YOU OR YOUR EMPLOYER WILL PAY
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGES
--------------------------------------------------------------------------------

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

PARTICIPANT CHARGE. We make an additional deduction for administrative expenses each month from each Participant's Account Balance, unless the Employer has elected to pay this charge on behalf of its Participants. The monthly charge is the LESSER of:

   -   $2.00 per month, and

   - 1/12 of 1.00% of your Account Balance, which will apply if your Account Balance for the month is less than $2,400.

We waive your Participant charge for a month if:

   - you are paying the monthly charge under another 403(b) or Tax Deferred Annuity account with us, or

   - your Employer uses our Hotline System and during that month the Employer's Contract assets were $5 million or more or there were 500 or more active Participants in the Plan.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE
--------------------------------------------------------------------------------

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of .35% to cover anticipated distribution expenses.

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EXPENSE RISK CHARGE
--------------------------------------------------------------------------------

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EMPLOYER CHARGES
--------------------------------------------------------------------------------

MONTHLY CHARGE. We charge an Employer a $100 per month contract charge for various administrative expenses that we incur in providing Plan-related services. If we maintain separate records for affiliated Employers at different locations, we also impose a monthly contract charge of $50 (50% of the basic contract charge) for each affiliate. The Plan-related services we provide include, among other services:

   - assistance with preparation of summary plan description documents, plan documents or amendments, and

   - kits for Annual Return/Report (Form 5500 Series) filings and for non-discrimination testing applicable to salary reduction and matching Contributions.

If an Employer elects to use a modified services arrangement under a Contract, we waive the monthly contract charge. We also waive the charge for an Employer for so long as its total Contract assets exceed $1 million and the Employer is using our Hotline system.

PER PARTICIPANT MONTHLY CHARGE. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive this charge for an Employer who elects to use a modified services arrangement under the Contract. We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline system.

NONVESTED FORFEITURE PROCESSING CHARGE. We impose a charge when a Participant terminates employment and the Participant's Account Balance was partially vested. The charge is equal to the lesser of $50 or the value of the nonvested Account Balance. We deduct the charge from the nonvested portion of your Account Balance before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the nonvested forfeiture processing charge to 50 in any calendar year.

EXPENSES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.

You should refer to "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PREMIUM TAXES
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

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                 PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS
--------------------------------------------------------------------------------

PURCHASE OF A CONTRACT; PARTICIPATION
--------------------------------------------------------------------------------

403(b) THRIFT PLAN CONTRACTS. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) THRIFT PLAN CONTRACTS. A 401(a) Thrift Plan Contractholder must be an employer, an employer association or a trust for one or more employers, that has adopted a retirement plan qualifying for special Federal income tax treatment under Section 401(a) of the Code.

PARTICIPATION. Each Plan specifies the eligibility requirements for an employee's participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer.

ACCEPTANCE OF INITIAL CONTRIBUTIONS. When we receive your enrollment form and initial Contribution (when required), together with any other necessary information, we will accept them and apply the Contribution to your specified Investment Alternatives, or reject them, within two business days of receipt. If you did not properly complete the enrollment form, we will retain the Contribution for up to five business days while we attempt to obtain the information necessary to complete the form. We will accept the Contribution within two business days after we receive the completed enrollment form. If we do not receive a completed enrollment form for you within five business days, we will return the Contribution at the end of that period unless we obtain consent from you to hold the Contribution for a longer period or we notify your Employer on your behalf of the incomplete information. We enter into agreements with Employers that use our electronic processing system for the forwarding of enrollment form information and Contributions to us by the Employers.

CANCELLATION OF 403(b) CERTIFICATE. You may surrender a 403(b) Thrift Plan Certificate for cancellation within ten days after receipt. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any refunds based on Contributions that were sent to us by your employer on your behalf.

PAYMENT OF CONTRIBUTIONS
--------------------------------------------------------------------------------

Your Contributions, if the Plan permits this type of Contributions, are from:

   - salary reduction arrangements (pre-tax) under a 403(b) Thrift Plan or 401(k) Thrift Plan, or

   -   payroll deductions (after-tax) under a 401(a) Thrift Plan.

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for trustees, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

   - The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively reasonable but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

   - An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

   - Remittances to us of the Employer's Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer's Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer's Contributions, if made, are either:

       DIAMOND "matching", with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

       DIAMOND "nonmatching", in an amount the Employer determines, as limited by the Plan and the Code.

We will not accept Contributions for you if you have terminated participation under a Contract or if your Contract has been discontinued. See "Discontinuance of a Contract" below.

MINIMUM. A Plan may provide that your Contributions may not be less than $200 annually.

LIMITS ON CONTRIBUTIONS
--------------------------------------------------------------------------------

Federal tax law limits Participants' and Employers' Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

   -   you or your Employer may be subject to tax penalties,

   -   the excess may be treated as a forfeiture, and/or

   - the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. SEE "Federal Tax Information".

LIMITS FOR 403(b) THRIFT PLANS. Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $12,000 for 2003 (increasing in $1,000 increments each year until 2006 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $2,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). These limits on voluntary, pre-tax Participant Contributions (or "elective deferrals") are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer's Contributions on your behalf for a year cannot exceed the LESSER of: (a) $40,000, OR (b) 100% of your compensation (before salary reduction contributions), except that compensation for this test is limited to $200,000 for 2003 (indexed for inflation in later years), whichever is less. This amount may be reduced by contributions made to other employer retirement plans.

You should refer to "Federal Tax Information--Exclusion of Contributions from Gross Income--403(b) Thrift Plan Contracts" in this Prospectus for a more detailed discussion of applicable Federal tax law limits.

LIMITS FOR THRIFT PLANS UNDER 401(a). Your and your Employer's total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $40,000 or 100% of your annual compensation up to $200,000 in 2003 (indexed for inflation in later years). If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Thrift Plans subject to Code Section 401(k), your Contributions are limited to $12,000 for 2003 (increasing in $1,000 increments each year until 2006 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $2,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. In addition, all of these limits may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is reduced to $8,000 for 2003 (increasing in $1,000 increments each year through 2005) per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $1,000 for 2003 (increasing in $500 increments each year through 2006 and indexed for inflation in later years). Your Employer may not match this additional contribution.

ALLOCATION OF CONTRIBUTIONS
--------------------------------------------------------------------------------

You may allocate Contributions among the General Account and the Funds of the Separate Account, except that your Plan may restrict any nonvested portion of your Account Balance to the General Account.

We will allocate a Contribution when we receive it from you or your Employer according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each Contribution to be allocated to each of the Investment Alternatives. The percentages you give us must add up to 100%.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (SEE "Charges You or Your Employer Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS
--------------------------------------------------------------------------------

When you allocate Contributions to a Separate Account Fund or transfer Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY
--------------------------------------------------------------------------------

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. (The Allocation Funds are expected to become available by June 1, 2003.) There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS
--------------------------------------------------------------------------------

Your right to withdraw Account Balance is restricted by Federal tax law and the provisions of the applicable Plan. Once you have the right to make withdrawals, you may withdraw all or a portion of your Account Balance. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

403(b) THRIFT PLANS AND 401(k) THRIFT PLANS. If you are under age 59 1/2, Federal tax law provisions prohibit you from withdrawing the portion of your Account Balance that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age
59 1/2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these Federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings credited before 1989 on your Contributions.

An Employer's Plan may impose restrictions on your ability to withdraw your Contributions or the Employer's Contributions, or both, which are in addition to the Federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

401(a) THRIFT PLANS. Federal tax law provisions permit you to withdraw Account Balance if your Employer's Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other Thrift 401(a) Plans are generally the same as the 401(k) Thrift rules described above (except that there are no salary reduction Contributions). If your Employer's Plan is a defined contribution pension plan (not a profit-sharing plan), then you may not withdraw Account Balance until you terminate employment with the Employer.

An Employer's Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1/2 or completed 5 years of participation in the Plan. If an Employer's Plan permits you to withdraw the Employer's Contributions before you terminate employment, you may not withdraw any of the Employer's Contributions and earnings thereon that are not fully vested to you.

SPECIFIED PAYMENTS OPTION. If you have reached the age of 59 1/2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of Account Balance by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

   -   your death;

   -   our receipt of your written request to change or end the Specified
       Payments;

   - a decline in your Account Balance (or in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

   -   your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See "Federal Tax Information--Minimum Required Distributions."

INCOME TAX CONSEQUENCES. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (SEE "Federal Tax Information").

PENALTY TAX ON TAXABLE AMOUNT. There is a 10% Federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1/2, are disabled or have died, or the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

   -   the dollar amount to be taken from each Investment Alternative,

   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

LOANS
--------------------------------------------------------------------------------

We make available to an Employer a loan option. If your Employer elects to adopt the loan provision, you have the right to borrow funds from us using your Account Balances as collateral or, if your Employer's plan provides for a trustee for the loan, you will withdraw the loan amount from your Account Balance. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

For collateralized loans, we will transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of Account Balance to the General Account to serve as collateral. You must instruct us from which Investment Alternatives the transfer for collateral, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due.

The interest rate for a collateralized loan is 3% higher than the General Account interest rate. The interest rate for a trusteed loan is the Prime Rate, which you pay to your Account. Payments of principal and interest on a loan are due quarterly. We also charge a loan origination fee.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

We will pay a death benefit to your designated Beneficiary upon your death during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your spouse.

We will pay the death benefit after we have received at our Home Office:

   -   due proof of your death;

   - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death (unless the Beneficiary is the spouse and special rules apply).

FORM OF DEATH BENEFIT PAYMENT. The Beneficiary will elect the form of death benefit. Payout options include a lump sum payment, annuity payments or installment payments. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a lump sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the REQUIRED BEGINNING DATE), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. SEE "Federal Tax
Information--Minimum Required Distributions".

In general, any method of distribution that a Beneficiary selects must comply with ONE of the following.

(a) FIVE YEAR RULE. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five years after the Participant's death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b) LIFE ANNUITY RULE. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant's death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c) COMMENCEMENT OF MINIMUM DISTRIBUTIONS. If a Participant dies AFTER reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d) ALTERNATIVE METHOD OF DISTRIBUTION. If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e) BENEFICIARY IS THE ELIGIBLE SPOUSE. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70 1/2 if still alive.

DISCONTINUANCE OF A CONTRACT
--------------------------------------------------------------------------------

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

   -   the Contractholder does not follow the terms of the Contract, or

   - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

   -   the Contractholder may not make any further Contributions, and

   - we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer will require the consent of Participants only in connection with 403(b) Thrift Plans. The transfer to another insurance company or financial insititution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer.

NOTICE OF AMENDMENT AND OPTION TO DISCONTINUE. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred.

WHEN WE MAY POSTPONE PAYMENTS
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

   - The Commission by order permits postponement for the protection of Participants; or

   - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

              YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

AMOUNT OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

At your Annuity Commencement Date, we will apply your Account Balance to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits and subject to its provisions, you may elect to receive your Account Balance by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee their payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for your life or for the lives of you and the joint Annuitant.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you or your Employer.

ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

You must notify us of the Annuity Commencement Date in advance, according to our procedures. You, unless Federal or state law requires otherwise, may elect an Annuity Commencement Date that is your:

   -   Normal Retirement Date (generally, when you reach age 65); or

   -   Early Retirement Date (up to 10 years before your Normal Retirement
       Date); or

   -   Later Retirement Date (any time after your Normal Retirement Date).

AVAILABLE FORMS OF ANNUITY
--------------------------------------------------------------------------------

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2/3% Survivor Annuity with your Eligible Spouse as joint Annuitant, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

You may select a form of annuity from the list below, and in each case you will be the Annuitant.

TEN YEARS CERTAIN AND CONTINUOUS FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the LATER OF the month of your death and the end of 10 years (the certain period). If you were to die before the end of the 10 year certain period, your Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

JOINT AND 66 2/3% SURVIVOR LIFE WITH 10 YEAR CERTAIN FORM. This annuity form provides a monthly Annuity Payment during your lifetime and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the 10 years (the certain period). If a person you have named as your joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

FULL CASH REFUND FORM. This annuity form provides for monthly Annuity Payments to you, continuing until the month of your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. The Beneficiary may elect to receive the amount in a lump sum or as an annuity in the Ten Years Certain and Continuous Form.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

OTHER FORMS. In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date.

DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were due. SEE "Available Forms of Annuity" above.

LUMP SUM PAYMENT FOR SMALL ANNUITY PAYMENTS
--------------------------------------------------------------------------------

If your Account Balance is less than $5,000 (or a higher amount if then current law permits us to use a different amount) when you terminate employment with the Employer, we will pay your Account Balance to you in a single sum payment, and you may not elect to receive Annuity Payments.

                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

SCOPE OF PROSPECTUS
--------------------------------------------------------------------------------

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, you should refer to the Contract.

GENERAL DESCRIPTION
--------------------------------------------------------------------------------

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF A 3% EFFECTIVE ANNUAL YIELD. We will send you notice when we change the current rate. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information.

You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

You may transfer Account Balance to and from the General Account. To the extent permitted by the Code and your Plan, you may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. SEE "Your Right to Transfer Among Investment Alternatives" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

CONTACTING MUTUAL OF AMERICA
--------------------------------------------------------------------------------

Participants and Contractholders may send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below. Our home office address is:

                    Mutual of America Life Insurance Company
                                320 Park Avenue
                            New York, New York 10022

You can check the address of your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------

You may make requests by telephone or Internet for transfers of Account Balance among Investment Alternatives (except for transfers to the Scudder International
Fund) or to change the Investment Alternatives to which we will allocate your future Contributions. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We mail a PIN to you, and your use of the PIN constitutes agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you may call our toll-free telephone number or follow the instructions at our web site.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone or Internet transactions and provide written confirmation of telephone transactions.

MARKET TIMING RESTRICTIONS
--------------------------------------------------------------------------------

The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund. YOU MUST SEND IN WRITING, BY REGULAR MAIL, TO OUR FINANCIAL TRANSACTIONS PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free

800 number or our web site, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke any order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR 800 NUMBER OR VIA OUR WEB SITE.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners or Participants who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

WHERE YOU SHOULD DIRECT REQUESTS
--------------------------------------------------------------------------------

You should request an allocation change or a transfer of Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com, or sending your written request to our Processing Center. You should send requests for transfer of Account Balance to the Scudder International Fund by regular mail to our Processing Center. The address is:

                    Mutual of America Life Insurance Company
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office. You may call our 800 number for the address and phone number of your Regional Office.

You should use our forms to submit written requests to us.

                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

CONFIRMATION STATEMENTS TO PARTICIPANTS
--------------------------------------------------------------------------------

We will send you a confirmation statement each time you change your allocation instructions, we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives or you make a withdrawal. A confirmation statement for a new Contribution or may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

You may designate a Beneficiary to receive any payments due to your Beneficiary, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Employer, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

   -   be in writing,

   - be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

   - agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

   -   agree to the designation of a Beneficiary other than your Eligible
       Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   - your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. SEE "Our Payment of Account Balance to You or a Beneficiary -- Discontinuance of a Contract."

EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders or

Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

NON-ALIENATION OF BENEFITS. To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a Federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

PARTICIPATION IN DIVISIBLE SURPLUS
--------------------------------------------------------------------------------

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                            FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE
--------------------------------------------------------------------------------

THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS DOES NOT COVER EVERY SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY
--------------------------------------------------------------------------------

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts.

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts.

When you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. A Participant in a 403(b) Thrift Plan will not have any investment in the contract. A Participant in a 401(a) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions.

The following are general concepts, applicable for the discussion below about specific types of distributions.

   - If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

   - If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

   - The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (I.E., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

   - The EXCLUSION RATIO is a method of determining the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

   - The EXPECTED RETURN is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

WITHDRAWALS. When you withdraw a portion of your Account Balance, the amount withdrawn will be considered to come pro rata from amounts the Employer contributed on your behalf and your Contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Balances for this purpose.

LUMP SUM PAYMENTS. If you receive a single lump sum payment of the Account Balance, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a "lump sum distribution" made from a retirement plan meeting the requirements of Section 401(a) of the Code.

ANNUITY PAYMENTS. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution.

The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

PENALTY TAXES FOR WITHDRAWALS
--------------------------------------------------------------------------------

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

The taxable amount of a withdrawal before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled.

2. The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

3. The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.) OR

4.  You ended your employment with the Employer after first reaching age 55.

EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME
--------------------------------------------------------------------------------

403(b) THRIFT PLAN CONTRACTS. We offer the Contract for TDA Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

   - The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

   - If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the SMALLER amount under these provisions. In general, the limitations are as follows:

   - The Contributions to the Plan cannot exceed the LESSER of $40,000 or 100% of your includable compensation (before salary reduction contributions), with compensation limited to $200,000 for 2003 (to be indexed for inflation in subsequent years);

   - Your contributions through salary reduction may not exceed $12,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in subsequent years). A special "catch-up," available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time "catch-up" of $15,000. If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $2,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years).

Contributions to other employer retirement plans by or for you may reduce the above limits for you.

401(a) THRIFT PLAN CONTRACTS. You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $12,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in subsequent years). If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $2,000 for 2003 (increasing in $1,000 increments each year through 2006 and indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $8,000 for 2003 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years). If the Employer's plan permits, Participants who are age 50 or older may make an additional contribution of $1,000 for 2003 (increasing in $500 increments each year through 2006 and indexed for inflation in later years).

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $40,000 or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income), with compensation limited to $200,000 for 2003 (indexed for inflation for later years).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

MINIMUM REQUIRED DISTRIBUTIONS
--------------------------------------------------------------------------------

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the REQUIRED BEGINNING DATE) under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You usually must begin taking distributions of Account Balance by April 1 of the year following the year you reach age 70 1/2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1/2. Also, if you are a TDA Plan Participant, you generally are not required to begin taking distributions of any pre-1987 Account Balance until the year after you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. SEE "Our Payment of Account Balance to You or a Beneficiary--Death Benefit during the Accumulation Period".

ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT
--------------------------------------------------------------------------------

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes, except in limited circumstances. SEE "Obtaining Tax Advice."

A Beneficiary generally will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a Federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may make a direct rollover.

The automatic 20% withholding does not apply to any distribution that is:

   - one of a series of substantially equal periodic payments (not less frequently than annually) made for

       DIAMOND your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated
              Beneficiary, or

       DIAMOND a specified period of 10 years or more, or

   -   a minimum distribution required under Section 401(a)(9) of the Code.

   -   a hardship withdrawal if permitted by the Plan.

In general, tax withholding at different rates, usually 10%, does apply to such payments, but payees can elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but such payees generally also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS
--------------------------------------------------------------------------------

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                     FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -   create new investment funds of the Separate Account at any time;

   - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   -   deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Balance is used to provide Annuity Payments.

ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT--The group variable accumulation annuity contract described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a Contract. A Contractholder may be an employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract.

ELIGIBLE SPOUSE--The person to whom a Participant or Annuitant is legally married.

EMPLOYER--An employer that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.

FUND OF THE SEPARATE ACCOUNT (OR FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

INVESTMENT ALTERNATIVES--The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

NON-VESTED ACCOUNT BALANCE--The portion of your Account Balance attributable to your Employer's Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

PARTICIPANT--An employee or former employee who participates in a Plan and for whom we have received Contributions.

PLAN--An Employer-sponsored retirement savings plan (or THRIFT plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1) Code Section 403(b), in which case it is called a 403(b) THRIFT plan; or

(2) Code Section 401(a), including a plan that meets the requirements of
   Section 401(k), in which case it is called a 401(a) THRIFT or a 401(k) THRIFT plan.

(3) Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth, Bond Portfolio and International Portfolios.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day. We, us, our, Mutual of America--Refer to Mutual of America Life Insurance Company.

WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                    OUR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of the Contracts                      Legal Proceedings
Calculation of Accumulation Unit Values            Legal Matters
Yield and Performance Information                  Experts
Safekeeping of Separate Account Assets             Additional Information
State Regulation                                   Financial Statements
Periodic Reports

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You may receive a copy of the Statement of Additional Information at no charge by calling (212) 224-1600 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
--------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2003 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

--------------------------------------------------------------------------------
               Name

--------------------------------------------------------------------------------
               Street Address

--------------------------------------------------------------------------------
               City              State                  Zip

                 (This page has been left blank intentionally.)

                                   APPENDIX A

             UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund (other than the Allocation Funds, which began operations on May 1, 2003) for the ten year period (or from the commencement of operations if less) to December 31, 2002. KPMG LLP, the Funds' independent auditor, has audited the information below for the year ended December 31, 2002, and another independent auditor, which has ceased operations, audited the information for each of the nine years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2002, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

                                                                     INVESTMENT COMPANY
                                                                      EQUITY INDEX FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $   2.67   $   3.07   $   3.41   $   2.86   $  2.26    $  1.72    $  1.42    $  1.05
                                    ========   ========   ========   ========   =======    =======    =======    =======
Unit value, end of period.........  $   2.06   $   2.67   $   3.07   $   3.41   $  2.86    $  2.26    $  1.72    $  1.42
                                    ========   ========   ========   ========   =======    =======    =======    =======
Thousands of accumulation units
 outstanding, end of period.......   110,153    109,580    109,982    112,735    94,019     68,462     35,660     17,109
                                    ========   ========   ========   ========   =======    =======    =======    =======

                                    INVESTMENT COMPANY
                                     EQUITY INDEX FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of period...   $ 1.05     $ 1.00
                                     ======     ======
Unit value, end of period.........   $ 1.05     $ 1.05
                                     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,644      2,135
                                     ======     ======

                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 7.74     $ 9.46     $10.05     $ 8.09     $ 6.76     $ 5.39
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 5.96     $ 7.74     $ 9.46     $10.05     $ 8.09     $ 6.76
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   41,572     44,755     47,895     48,014     49,275     51,312
                                     ======     ======     ======     ======     ======     ======

                                       INVESTMENT COMPANY ALL AMERICA FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 4.52     $ 3.35     $ 3.36     $ 3.03
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 5.39     $ 4.52     $ 3.35     $ 3.36
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   49,798     43,620     38,669     36,510
                                     ======     ======     ======     ======

                                            MID-CAP EQUITY INDEX FUND
                                    -----------------------------------------
                                      2002       2001       2000      1999*
                                    --------   --------   --------   --------
Unit value, beginning of period...   $ 1.25     $ 1.28     $ 1.11     $ 1.00
                                     ======     ======     ======     ======
Unit value, end of period.........   $ 1.05     $ 1.25     $ 1.28     $ 1.11
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   64,271     49,342     37,752      3,431
                                     ======     ======     ======     ======

* Commenced operations May 3, 1999

                                                          INVESTMENT COMPANY
                                                        AGGRESSIVE EQUITY FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $ 2.47     $ 2.79     $ 2.85     $ 2.02     $ 2.15     $ 1.80
                                     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $ 1.95     $ 2.47     $ 2.79     $ 2.85     $ 2.02     $ 2.15
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   79,680     76,011     75,043     62,123     63,176     71,468
                                     ======     ======     ======     ======     ======     ======

                                          INVESTMENT COMPANY
                                        AGGRESSIVE EQUITY FUND
                                    ------------------------------
                                      1996       1995       1994
                                    --------   --------   --------
Unit value, beginning of period...   $ 1.43     $ 1.05     $ 1.00
                                     ======     ======     ======
Unit value, end of period.........   $ 1.80     $ 1.43     $ 1.05
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   49,800     20,858      9,145
                                     ======     ======     ======

                                                   INVESTMENT COMPANY COMPOSITE FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 4.87     $ 5.52     $ 5.61     $ 4.93     $ 4.36     $ 3.75
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 4.46     $ 4.87     $ 5.52     $ 5.61     $ 4.93     $ 4.36
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   45,392     50,607     54,447     56,404     59,833     61,359
                                     ======     ======     ======     ======     ======     ======

                                        INVESTMENT COMPANY COMPOSITE FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.39     $ 2.82     $ 2.95     $ 2.55
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 3.75     $ 3.39     $ 2.82     $ 2.95
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   66,715     70,558     73,239     71,215
                                     ======     ======     ======     ======

                                                           INVESTMENT COMPANY BOND FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.57     $ 3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 3.78     $ 3.57     $ 3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   22,509     20,932     13,899     14,287     17,746     12,671     12,548
                                     ======     ======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY BOND FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $ 2.28     $ 2.39     $ 2.13
                                     ======     ======     ======
Unit value, end of year...........   $ 2.69     $ 2.28     $ 2.39
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   12,083     10,601     12,244
                                     ======     ======     ======

                                                                     INVESTMENT COMPANY
                                                                     MID-TERM BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.51    $  1.38    $  1.32    $  1.32     $ 1.26     $ 1.19     $ 1.16     $ 1.01
                                    =======    =======    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $  1.64    $  1.51    $  1.38    $  1.32     $ 1.32     $ 1.26     $ 1.19     $ 1.16
                                    =======    =======    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   39,713     21,035      5,922      6,037      7,325      4,478      3,828      2,848
                                    =======    =======    =======    =======     ======     ======     ======     ======

                                    INVESTMENT COMPANY
                                    MID-TERM BOND FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of period...   $ 1.06     $ 1.00
                                     ======     ======
Unit value, end of period.........   $ 1.01     $ 1.06
                                     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    1,444      1,411
                                     ======     ======

                                                                INVESTMENT COMPANY
                                                               SHORT-TERM BOND FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.46    $  1.37    $  1.28    $  1.24     $ 1.19     $ 1.14     $ 1.10
                                    =======    =======    =======    =======     ======     ======     ======
Unit value, end of period.........  $  1.52    $  1.46    $  1.37    $  1.28     $ 1.24     $ 1.19     $ 1.14
                                    =======    =======    =======    =======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   12,521      7,825      4,649      3,604      3,164      2,355      2,129
                                    =======    =======    =======    =======     ======     ======     ======

                                          INVESTMENT COMPANY
                                         SHORT-TERM BOND FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of period...   $ 1.03     $ 1.03     $ 1.00
                                     ======     ======     ======
Unit value, end of period.........   $ 1.10     $ 1.03     $ 1.03
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    1,447      1,132        747
                                     ======     ======     ======

                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.28     $ 2.22     $ 2.11     $ 2.03     $ 1.95     $ 1.87
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 2.30     $ 2.28     $ 2.22     $ 2.11     $ 2.03     $ 1.95
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   26,791     27,210     25,658     20,766     19,121     16,831
                                     ======     ======     ======     ======     ======     ======

                                      INVESTMENT COMPANY MONEY MARKET FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 1.80     $ 1.72     $ 1.68     $ 1.65
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 1.87     $ 1.80     $ 1.72     $ 1.68
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,511     17,502     17,653     15,815
                                     ======     ======     ======     ======

                                                                      SCUDDER BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $14.60     $13.94     $12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69
                                     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $15.58     $14.60     $13.94     $12.73     $13.02     $12.37     $11.48     $11.30
                                     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    2,660      2,500      1,630      1,558      1,757      1,484      1,362      1,269
                                     ======     ======     ======     ======     ======     ======     ======     ======

                                     SCUDDER BOND FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of year.....   $10.32     $ 9.30
                                     ======     ======
Unit value, end of year...........   $ 9.69     $10.32
                                     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    1,169      1,277
                                     ======     ======

                                                           SCUDDER CAPITAL GROWTH FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $34.34     $42.97     $48.17     $36.07     $29.64     $22.11     $18.64
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $24.10     $34.34     $42.97     $48.17     $36.07     $29.64     $22.11
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    9,954     10,896     11,501     11,582     11,462     11,094      9,266
                                     ======     ======     ======     ======     ======     ======     ======

                                     SCUDDER CAPITAL GROWTH FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $14.67     $16.46     $13.80
                                     ======     ======     ======
Unit value, end of year...........   $18.64     $14.67     $16.46
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,556      8,121      6,582
                                     ======     ======     ======

                                                            SCUDDER INTERNATIONAL FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $13.72     $20.02     $25.83     $16.93     $14.46     $13.43     $11.85
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $11.10     $13.72     $20.02     $25.83     $16.93     $14.46     $13.43
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,089      7,619      8,335      8,486      8,004      8,205      7,688
                                     ======     ======     ======     ======     ======     ======     ======

                                      SCUDDER INTERNATIONAL FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $10.80     $11.06     $ 8.13
                                     ======     ======     ======
Unit value, end of year...........   $11.85     $10.80     $11.06
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,269      8,610      5,400
                                     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      2002       2001       2000       1999       1998
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $13.44     $18.82     $17.40     $10.69     $11.04
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $10.52     $13.44     $18.82     $17.40     $10.69
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    5,416      6,086      7,184      3,394      3,303
                                     ======     ======     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $11.53     $12.18     $ 9.39     $9.61      $8.81
                                     ======     ======     ======     =====      =====
Unit value, end of year...........   $11.04     $11.53     $12.18     $9.39      $9.61
                                     ======     ======     ======     =====      =====
Thousands of accumulation units
 outstanding, end of year.........    4,510      7,264      8,061     6,361      5,946
                                     ======     ======     ======     =====      =====

                                                           CALVERT SOCIAL BALANCED FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.98     $ 3.23     $ 3.37     $ 3.04     $ 2.65     $ 2.23     $ 2.01
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 2.59     $ 2.98     $ 3.23     $ 3.37     $ 3.04     $ 2.65     $ 2.23
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,942     17,463     17,238     16,041     14,257     12,479     10,713
                                     ======     ======     ======     ======     ======     ======     ======

                                     CALVERT SOCIAL BALANCED FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $1.57      $1.64      $1.54
                                     =====      =====      =====
Unit value, end of year...........   $2.01      $1.57      $1.64
                                     =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........   7,849      5,986      5,151
                                     =====      =====      =====

                                                                        FIDELITY VIP
                                                                     EQUITY-INCOME FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $32.63     $34.61     $32.21     $30.65     $27.77     $21.93     $19.43     $16.30
                                     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $26.89     $32.63     $34.61     $32.21     $30.65     $27.77     $21.93     $19.43
                                     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,437      4,275      3,753      4,213      4,018      3,491      2,342        728
                                     ======     ======     ======     ======     ======     ======     ======     ======

                                                                  FIDELITY VIP CONTRA FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $25.88     $29.73     $32.13     $26.16     $20.36     $16.59     $13.85     $11.43
                                     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $23.27     $25.88     $29.73     $32.13     $26.16     $20.36     $16.59     $13.85
                                     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    8,844      8,695      8,742      8,430      6,742      5,656      3,880      1,792
                                     ======     ======     ======     ======     ======     ======     ======     ======

                                                               FIDELITY VIP ASSET MANAGER FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $23.91     $25.14     $26.40     $24.04     $21.14     $17.72     $15.66     $14.04
                                     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $21.65     $23.91     $25.14     $26.40     $24.04     $21.14     $17.72     $15.66
                                     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    2,288      2,114      1,908      1,747      1,488      1,150        613        184
                                     ======     ======     ======     ======     ======     ======     ======     ======

------------------------
  The dates the Funds of the Separate Account commenced operation are as follows:

  Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999.

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                                       40

                                   APPENDIX B

                           GENERAL ACCOUNT OPERATIONS
--------------------------------------------------------------------------------

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

   -   Reasonable classifications of different types of policies.

   - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

   - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

   - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

   -   Compliance with applicable statutory and regulatory requirements.

   - Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                FOR THRIFT PLAN
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 Park Avenue
                            New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contract (CONTRACT) that we offer.

You may obtain a copy of the Prospectus, dated May 1, 2003, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS

                                                             PAGE
                                                            -----
Distribution of the Contracts.............................      2
Calculation of Accumulation Unit Values...................      2
Yield and Performance Information.........................      3
Safekeeping of Separate Account Assets....................      8
State Regulation..........................................      8
Periodic Reports..........................................      8
Legal Proceedings.........................................      9
Legal Matters.............................................      9
Experts...................................................      9
Additional Information....................................      9
Financial Statements......................................     10
Prior Independent Auditors................................     51

--------------------------------------------------------------------------------
DATED: MAY 1, 2003

                         DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("Commission") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

                    CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
------------------------

* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

Regulations adopted by the Commission require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The Commission also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

 B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

    Effective Yield = [(Base Period Return +1) (TO THE POWER OF 365/7)]-1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2002 was .16%. (This return reflects the imposition of the $2 monthly charge.)

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS
--------------------------------------------------------------------------------

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET
--------------------------------------------------------------------------------

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

    T = (ERV/P) (TO THE POWER OF 1/n) - 1

Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1.

Where:

    C = Cumulative Total Return
    P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          AVERAGE ANNUAL TOTAL RETURN*
                      FOR PERIODS ENDED DECEMBER 31, 2002

FUND                                   ONE YEAR    FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                   --------    ----------   ---------   ------------   --------------
Investment Company Equity Index......    (23.1)%      (2.1)%      N/A             7.3%        02/05/93
Investment Company All America.......    (23.3)%      (2.8)%        6.6%         9.76%        01/01/85
Investment Company Mid-Cap Equity
  Index..............................    (16.2)%     N/A          N/A             1.1%        05/03/99
Investment Company Aggressive
  Equity.............................    (21.4)%      (2.3)%      N/A             7.7%        05/02/94
Investment Company Composite.........     (8.6)%        0.2%        5.4%         8.01%        01/01/85
Investment Company Bond..............     5.5 %         4.4%        5.5%         7.01%        01/01/85
Investment Company Mid-Term Bond.....     8.4 %         5.0%      N/A             4.8%        02/05/93
Investment Company Short-Term Bond...     3.8 %         4.6%      N/A             4.0%        02/05/93
Scudder Capital Growth...............    (30.0)%      (4.4)%        5.4%         7.41%        01/03/89
Scudder Bond.........................     6.4 %         4.4%        5.0%         6.26%        01/03/89
Scudder International................    (19.3)%      (5.5)%        2.8%         3.93%        01/03/89
Fidelity VIP Equity-Income...........    (17.9)%      (1.0)%      N/A             6.4%        05/01/95
Fidelity VIP II Contra...............    (10.4)%        2.4%      N/A             9.4%        05/01/95
Fidelity VIP II Asset Manager........     (9.7)%        0.2%      N/A             5.5%        05/01/95
Calvert Social Balanced..............    (13.2)%      (0.7)%        5.0%         5.67%        05/13/91
American Century VP Capital
  Appreciation.......................    (22.0)%      (1.3)%        1.5%         5.02%        01/03/89

------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

                           CUMULATIVE TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2002

FUND                                   ONE YEAR    FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                   --------    ----------   ---------   ------------   --------------
Investment Company Equity Index......    (23.1)%      (9.9)%     N/A            100.1%        02/05/93
Investment Company All America.......    (23.3)%     (13.2)%      90.4%        434.18%        01/01/85
Investment Company Mid-Cap Equity
  Index..............................    (16.2)%     N/A         N/A              4.2%        05/03/99
Investment Company Aggressive
  Equity.............................    (21.4)%     (10.8)%     N/A             89.6%        05/02/94
Investment Company Composite.........     (8.6)%        0.8%      69.7%        300.47%        01/01/85
Investment Company Bond..............     5.5 %        24.1%      71.5%        238.74%        01/01/85
Investment Company Mid-Term Bond.....     8.4 %        27.9%     N/A             58.7%        02/05/93
Investment Company Short-Term Bond...     3.8 %        25.2%     N/A             47.0%        02/05/93
Scudder Capital Growth...............    (30.0)%     (19.9)%      69.3%        171.82%        01/03/89
Scudder Bond.........................     6.4 %        24.0%      62.4%        133.84%        01/03/89
Scudder International................    (19.3)%     (24.5)%      32.3%         71.40%        01/03/89
Fidelity VIP Equity-Income...........    (17.9)%      (4.7)%     N/A             61.0%        05/01/95
Fidelity VIP II Contra...............    (10.4)%       12.6%     N/A             98.7%        05/01/95
Fidelity VIP II Asset Manager........     (9.7)%        0.9%     N/A             50.5%        05/01/95
Calvert Social Balanced..............    (13.2)%      (3.5)%      63.4%         89.91%        05/13/91
American Century VP Capital
  Appreciation.......................    (22.0)%      (6.1)%      15.8%         98.34%        01/03/89

------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for our Thrift Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a) Investment Company Money Market Fund,

(b) Investment Company Short-Term Bond Fund,

(c) Investment Company Mid-Term Bond Fund,

(d) Investment Company Bond Fund,

(e) Scudder Bond Fund,

(f) Investment Company Composite Fund,

(g) Fidelity VIP II Asset Manager Fund,

(h) Calvert Social Balanced Fund,

(i) Fidelity VIP Equity-Income Fund,

(j) Investment Company All America Fund,

(k) Investment Company Equity Index Fund,

(l) Investment Company Mid-Cap Equity Index Fund,

(m) Fidelity VIP II Contra Fund,

(n) Investment Company Aggressive Equity Fund,

(o) Scudder Capital Growth Fund,

(p) Scudder International Fund,

(q) American Century VP Capital Appreciation Fund,

(r) Conservative Allocation Fund,

(s) Moderate Allocation Fund, and

(t) Aggressive Allocation Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------------------------------------------------

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION
--------------------------------------------------------------------------------

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we does business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS
--------------------------------------------------------------------------------

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

   -  the allocation of contributed amounts to the Separate and General
      Accounts;

   - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

   -  the date the amount was credited to your account.

(2) Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts, and certain legal matters relating to Federal securities laws have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

                                    EXPERTS
--------------------------------------------------------------------------------

The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2002 have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report for the Mutual of America also describes a required change in method of accounting for income taxes.

Another independent auditor audited Separate Account No. 2's and Mutual of America's Financial Statements for years prior to 2002. See "Prior Auditors".

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

We have filed with the Commission a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission. The Commission has an Internet web site at http://www.sec.gov, or you may write to the Commission's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial Statements of the Separate Account for 2002 are included as follows:


Statement of Assets and Liabilities.........................   11
Statement of Operations.....................................   13
Statements of Changes in Net Assets.........................   15
Financial Highlights........................................   18
Notes to Financial Statements...............................   27
Independent Auditors' Report................................   30

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2002 are included as follows:


Independent Auditors' Report................................   31
Consolidated Statements of Financial Condition..............   32
Consolidated Statements of Operations and Surplus...........   33
Consolidated Statements of Cash Flows.......................   34
Notes to Consolidated Financial Statements..................   35

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                      INVESTMENT COMPANY
                                            -----------------------------------------------------------------------
                                                                                           MID-CAP
                                            MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX      BOND
                                                FUND           FUND           FUND           FUND          FUND
                                            ------------   ------------   ------------   ------------   -----------
Assets:
Investments in Mutual of America
  Investment Corporation at market value
  (Cost:
  Money Market Fund--$62,734,111
  All America Fund--$365,742,540
  Equity Index Fund--$287,717,341
  Mid-Cap Equity Index Fund--$76,471,176
  Bond Fund--$91,174,011)
  (Notes 1 and 2).........................  $61,661,635    $249,530,849   $228,869,065   $67,788,855    $84,940,913
Due From (To) Mutual of America General
  Account.................................      (99,111)     (1,954,905)    (1,574,992)      (27,797)        64,165
                                            -----------    ------------   ------------   -----------    -----------
Net Assets................................  $61,562,524    $247,575,944   $227,294,073   $67,761,058    $85,005,078
                                            ===========    ============   ============   ===========    ===========
Unit Value at December 31, 2002...........  $      2.30    $       5.96   $       2.06   $      1.05    $      3.78
                                            ===========    ============   ============   ===========    ===========
Number of Units Outstanding at
  December 31, 2002.......................   26,790,811      41,571,659    110,153,144    64,271,074     22,508,826
                                            ===========    ============   ============   ===========    ===========

                                                                       INVESTMENT COMPANY
                                                     -------------------------------------------------------
                                                                                                 AGGRESSIVE
                                                     SHORT-TERM     MID-TERM      COMPOSITE        EQUITY
                                                      BOND FUND     BOND FUND        FUND           FUND
                                                     -----------   -----------   ------------   ------------
Assets:
Investments in Mutual of America Investment
  Corporation at market value
  (Cost:
  Short-Term Bond Fund--$18,954,035
  Mid-Term Bond Fund--$63,111,049
  Composite Fund--$276,946,701
  Aggressive Equity Fund--$211,565,265)
  (Notes 1 and 2)..................................  $18,929,374   $64,752,419   $202,631,436   $158,867,203
Due From (To) Mutual of America General Account....       49,616       228,145         29,641     (3,585,170)
                                                     -----------   -----------   ------------   ------------
Net Assets.........................................  $18,978,990   $64,980,564   $202,661,077   $155,282,033
                                                     ===========   ===========   ============   ============
Unit Value at December 31, 2002....................  $      1.52   $      1.64   $       4.46   $       1.95
                                                     ===========   ===========   ============   ============
Number of Units Outstanding at December 31, 2002...   12,521,477    39,712,763     45,391,584     79,679,742
                                                     ===========   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND          GROWTH      INTERNATIONAL   APPRECIATION
                                              FUND           FUND           FUND            FUND
                                           -----------   ------------   -------------   ------------
Assets:
Investments in Scudder Portfolios and
  American Century VP Capital
  Appreciation Fund at market value
  (Cost:
  Scudder Bond Fund--$40,451,107
  Scudder Capital Growth Fund--
    $359,101,617
  Scudder International Fund--$94,268,394
  American Century VP Capital
  Appreciation Fund--$96,513,446)
  (Notes 1 and 2)........................  $41,444,368   $239,906,689   $ 78,670,050    $56,877,424
Due From (To) Mutual of America General
  Account................................       (3,928)        (9,685)        (1,276)       106,438
                                           -----------   ------------   ------------    -----------
Net Assets...............................  $41,440,440   $239,897,004   $ 78,668,774    $56,983,862
                                           ===========   ============   ============    ===========
Unit Value at December 31, 2002..........  $     15.58   $      24.10   $      11.10    $     10.52
                                           ===========   ============   ============    ===========
Number of Units Outstanding at
  December 31, 2002......................    2,659,847      9,954,236      7,088,897      5,415,525
                                           ===========   ============   ============    ===========

                                             CALVERT                       FIDELITY
                                           -----------   --------------------------------------------
                                             SOCIAL           VIP           VIP II         VIP II
                                            BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                              FUND           FUND            FUND           FUND
                                           -----------   -------------   ------------   -------------
Assets:
Investments in Calvert Social Balanced
  Portfolio and Fidelity Portfolios at
  market value
  (Cost:
  Calvert Social Balanced
    Fund--$58,417,185
  VIP Equity-Income Fund--$140,497,493
  VIP II Contra Fund--$236,527,899
  VIP II Asset Manager Fund--$61,195,279)
  (Notes 1 and 2)........................  $46,562,085   $119,308,912    $205,832,094    $49,545,092
Due From (To) Mutual of America General
  Account................................       (6,832)       (12,963)         (7,207)        (7,647)
                                           -----------   ------------    ------------    -----------
Net Assets...............................  $46,555,253   $119,295,949    $205,824,887    $49,537,445
                                           ===========   ============    ============    ===========
Unit Value at December 31, 2002..........  $      2.59   $      26.89    $      23.27    $     21.65
                                           ===========   ============    ============    ===========
Number of Units Outstanding at
  December 31, 2002......................   17,942,386      4,437,202       8,843,989      2,287,798
                                           ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                             INVESTMENT COMPANY
                                          ---------------------------------------------------------
                                                                                         MID-CAP
                                          MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX
                                              FUND           FUND           FUND           FUND
                                          ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
Dividend Income.........................  $   937,612    $  2,484,305   $  4,066,640   $  1,370,425
                                          -----------    ------------   ------------   ------------
Expenses (Note 3):
  Fees and administrative expenses......      670,907       2,877,914      2,505,634        732,133
                                          -----------    ------------   ------------   ------------
Net Investment Income (Loss)............      266,705        (393,609)     1,561,006        638,292
                                          -----------    ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................   (1,431,636)    (32,500,097)   (36,261,658)    (8,737,695)
  Net unrealized appreciation
    (depreciation) of investments.......    1,382,713     (47,368,004)   (34,788,477)    (8,599,353)
                                          -----------    ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss)
  on Investments........................      (48,923)    (79,868,101)   (71,050,135)   (17,337,048)
                                          -----------    ------------   ------------   ------------
Net Increase (decrease) in Net Assets
  Resulting From Operations.............  $   217,782    $(80,261,710)  $(69,489,129)  $(16,698,756)
                                          ===========    ============   ============   ============

                                                         INVESTMENT COMPANY
                                --------------------------------------------------------------------
                                                                                        AGGRESSIVE
                                   BOND      SHORT-TERM     MID-TERM     COMPOSITE        EQUITY
                                   FUND       BOND FUND    BOND FUND        FUND           FUND
                                ----------   -----------   ----------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.............  $6,841,437    $516,024     $1,629,976   $  7,445,272   $    --
                                ----------    --------     ----------   ------------   ------------
Expenses (Note 3):
  Fees and administrative
    expenses..................     793,638     166,926        408,244      2,187,887      1,722,550
                                ----------    --------     ----------   ------------   ------------
Net Investment Income
  (Loss)......................   6,047,799     349,098      1,221,732      5,257,385     (1,722,550)
                                ----------    --------     ----------   ------------   ------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss) on
    investments...............    (920,742)     11,725        139,928     (8,581,685)   (11,554,013)
  Net unrealized appreciation
    (depreciation) of
    investments...............    (900,966)    174,963      1,870,260    (16,458,207)   (30,648,086)
                                ----------    --------     ----------   ------------   ------------
Net Realized and Unrealized
  Gain (Loss) on
  Investments.................  (1,821,708)    186,688      2,010,188    (25,039,892)   (42,202,099)
                                ----------    --------     ----------   ------------   ------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations..................  $4,226,091    $535,786     $3,231,920   $(19,782,507)  $(43,924,649)
                                ==========    ========     ==========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND         GROWTH       INTERNATIONAL   APPRECIATION
                                              FUND          FUND            FUND            FUND
                                           ----------   -------------   -------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income........................  $1,985,956   $   1,012,090   $    776,828    $    --
                                           ----------   -------------   ------------    ------------
Expenses (Note 3):
  Fees and administrative expenses.......     374,637       2,762,624        878,114         452,854
                                           ----------   -------------   ------------    ------------
Net Investment Income (Loss).............   1,611,319      (1,750,534)      (101,286)       (452,854)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................      41,325     (30,428,019)     2,823,774     (12,486,285)
  Net unrealized appreciation
    (depreciation) of investments........     659,499     (77,783,144)   (16,930,624)     (4,082,608)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................     700,824    (108,211,163)   (14,106,850)    (16,568,893)
                                           ----------   -------------   ------------    ------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations..............  $2,312,143   $(109,961,697)  $(14,208,136)   $(17,021,747)
                                           ==========   =============   ============    ============

                                            CALVERT                       FIDELITY
                                          -----------   --------------------------------------------
                                            SOCIAL           VIP           VIP II         VIP II
                                           BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                             FUND           FUND            FUND           FUND
                                          -----------   -------------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.......................  $ 1,364,235   $  5,271,008    $  1,790,424    $ 1,870,464
                                          -----------   ------------    ------------    -----------
Expenses (Note 3):
  Fees and administrative expenses......      518,382      1,221,577       1,839,311        485,213
                                          -----------   ------------    ------------    -----------
Net Investment Income (Loss)............      845,853      4,049,431         (48,887)     1,385,251
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................     (704,432)    (8,170,522)    (10,079,700)    (1,062,143)
  Net unrealized appreciation
    (depreciation) of investments.......   (7,083,629)   (22,412,108)    (13,371,300)    (5,493,407)
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments........................   (7,788,061)   (30,582,630)    (23,451,000)    (6,555,550)
                                          -----------   ------------    ------------    -----------
Net Increase (Decrease) in Net Assets
  Resulting From Operations.............  $(6,942,208)  $(26,533,199)   $(23,499,887)   $(5,170,299)
                                          ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  INVESTMENT COMPANY
                                --------------------------------------------------------------------------------------
                                    MONEY MARKET FUND             ALL AMERICA FUND              EQUITY INDEX FUND
                                -------------------------   ----------------------------   ---------------------------
                                   2002          2001           2002           2001            2002           2001
                                -----------   -----------   ------------   -------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss)....................  $   266,705   $ 2,499,900   $   (393,609)  $  (2,185,655)  $  1,561,006   $  6,830,805
  Net realized gain (loss) on
    investments...............   (1,431,636)      373,859    (32,500,097)    (22,395,259)   (36,261,658)    (7,074,495)
  Net unrealized appreciation
    (depreciation) of
    investments...............    1,382,713    (1,239,836)   (47,368,004)    (56,545,425)   (34,788,477)   (43,517,114)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations...................      217,782     1,633,923    (80,261,710)    (81,126,339)   (69,489,129)   (43,760,804)
                                -----------   -----------   ------------   -------------   ------------   ------------
From Unit Transactions:
  Contributions...............   11,885,836     9,857,954     28,345,754      33,024,429     42,796,882     45,416,300
  Withdrawals.................   (9,499,711)   (8,786,122)   (25,277,423)    (31,796,681)   (20,917,802)   (27,032,811)
  Net transfers...............   (3,213,697)    2,569,154    (21,732,312)    (26,460,068)   (18,130,484)   (19,529,088)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions............     (827,572)    3,640,986    (18,663,981)    (25,232,320)     3,748,596     (1,145,599)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets.......................     (609,790)    5,274,909    (98,925,691)   (106,358,659)   (65,740,533)   (44,906,403)
Net Assets:
Beginning of Year.............   62,172,314    56,897,405    346,501,635     452,860,294    293,034,606    337,941,009
                                -----------   -----------   ------------   -------------   ------------   ------------
End of Year...................  $61,562,524   $62,172,314   $247,575,944   $ 346,501,635   $227,294,073   $293,034,606
                                ===========   ===========   ============   =============   ============   ============

                                                                    INVESTMENT COMPANY
                                    ----------------------------------------------------------------------------------
                                          MID-CAP EQUITY
                                            INDEX FUND                   BOND FUND             SHORT-TERM BOND FUND
                                    --------------------------   -------------------------   -------------------------
                                        2002          2001          2002          2001          2002          2001
                                    ------------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)....  $    638,292   $   933,088   $ 6,047,799   $ 5,944,023   $   349,098   $   479,399
  Net realized gain (loss) on
    investments...................    (8,737,695)   (3,444,435)     (920,742)       60,056        11,725        30,109
  Net unrealized appreciation
    (depreciation) of
    investment....................    (8,599,353)      857,864      (900,966)   (1,869,490)      174,963         6,805
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in net
 assets resulting from
 operations.......................   (16,698,756)   (1,653,483)    4,226,091     4,134,589       535,786       516,313
                                    ------------   -----------   -----------   -----------   -----------   -----------
From Unit Transactions:
  Contributions...................    18,231,408    12,409,482    14,093,174     9,693,340     4,113,499     2,016,915
  Withdrawals.....................    (6,966,866)   (4,248,566)   (8,159,067)   (4,942,549)   (1,909,591)     (954,190)
  Net transfers...................    11,300,803     7,085,023       133,844    19,791,428     4,845,577     3,458,228
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) from unit
 transactions.....................    22,565,345    15,245,939     6,067,951    24,542,219     7,049,485     4,520,953
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net
 Assets...........................     5,866,589    13,592,456    10,294,042    28,676,808     7,585,271     5,037,266
Net Assets:
Beginning of Year.................    61,894,469    48,302,013    74,711,036    46,034,228    11,393,719     6,356,453
                                    ------------   -----------   -----------   -----------   -----------   -----------
End of Year.......................  $ 67,761,058   $61,894,469   $85,005,078   $74,711,036   $18,978,990   $11,393,719
                                    ============   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  INVESTMENT COMPANY
                                 -------------------------------------------------------------------------------------
                                    MID-TERM BOND FUND             COMPOSITE FUND            AGGRESSIVE EQUITY FUND
                                 -------------------------   ---------------------------   ---------------------------
                                    2002          2001           2002           2001           2002           2001
                                 -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss).....................  $ 1,221,732   $   826,291   $  5,257,385   $  7,196,241   $ (1,722,550)  $   (891,047)
  Net realized gain (loss) on
    investments................      139,928        (3,359)    (8,581,685)    (3,795,954)   (11,554,013)    (7,383,838)
  Net unrealized appreciation
    (depreciation) of
    investments................    1,870,260       372,921    (16,458,207)   (38,071,879)   (30,648,086)   (15,755,686)
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations....................    3,231,920     1,195,853    (19,782,507)   (34,671,592)   (43,924,649)   (24,030,571)
                                 -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions................   10,189,565     3,991,577     17,188,826     20,389,579     31,349,735     29,654,051
  Withdrawals..................   (4,882,460)   (1,742,890)   (21,992,438)   (22,414,228)   (15,037,477)   (15,171,461)
  Net transfers................   24,774,071    20,077,123    (19,221,969)   (17,453,088)    (5,034,393)   (11,994,681)
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions.............   30,081,176    22,325,810    (24,025,581)   (19,477,737)    11,277,865      2,487,909
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets........................   33,313,096    23,521,663    (43,808,088)   (54,149,329)   (32,646,784)   (21,542,662)
Net Assets:
Beginning of Year..............   31,667,468     8,145,805    246,469,165    300,618,494    187,928,817    209,471,479
                                 -----------   -----------   ------------   ------------   ------------   ------------
End of Year....................  $64,980,564   $31,667,468   $202,661,077   $246,469,165   $155,282,033   $187,928,817
                                 ===========   ===========   ============   ============   ============   ============

                                                                             SCUDDER
                                     ---------------------------------------------------------------------------------------
                                             BOND FUND                CAPITAL GROWTH FUND            INTERNATIONAL FUND
                                     -------------------------   -----------------------------   ---------------------------
                                        2002          2001           2002            2001            2002           2001
                                     -----------   -----------   -------------   -------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).....  $ 1,611,319   $ 1,001,275   $  (1,750,534)  $  48,464,814   $   (101,286)  $ 25,282,794
  Net realized gain (loss) on
    investments....................       41,325       125,100     (30,428,019)     (4,811,108)     2,823,774    (62,787,414)
  Net unrealized appreciation
    (depreciation) of
    investments....................      659,499       208,106     (77,783,144)   (141,951,662)   (16,930,624)       (96,661)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations........................    2,312,143     1,334,481    (109,961,697)    (98,297,956)   (14,208,136)   (37,601,281)
                                     -----------   -----------   -------------   -------------   ------------   ------------
From Unit Transactions:
  Contributions....................    6,250,976     5,602,821      36,251,724      44,254,950     11,835,269     15,125,205
  Withdrawals......................   (3,713,719)   (4,108,526)    (26,136,151)    (31,221,077)    (7,700,018)   (11,526,032)
  Net Transfers....................       76,369    10,975,432     (34,433,365)    (34,754,161)   (15,775,874)   (28,343,013)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions......................    2,613,626    12,469,727     (24,317,792)    (21,720,288)   (11,640,623)   (24,743,840)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets............................    4,925,769    13,804,208    (134,279,489)   (120,018,244)   (25,848,759)   (62,345,121)
Net Assets:
Beginning of Year..................   36,514,671    22,710,463     374,176,493     494,194,737    104,517,533    166,862,654
                                     -----------   -----------   -------------   -------------   ------------   ------------
End of Year........................  $41,440,440   $36,514,671   $ 239,897,004   $ 374,176,493   $ 78,668,774   $104,517,533
                                     ===========   ===========   =============   =============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  AMERICAN CENTURY                  CALVERT
                                                             ---------------------------   -------------------------
                                                                     VP CAPITAL                     SOCIAL
                                                                  APPRECIATION FUND              BALANCED FUND
                                                             ---------------------------   -------------------------
                                                                 2002           2001          2002          2001
                                                             ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).............................  $   (452,854)  $ 36,170,026   $   845,853   $ 2,357,942
  Net realized gain (loss) on investments..................   (12,486,285)   (36,993,685)     (704,432)      (65,047)
  Net unrealized appreciation (depreciation) of
    investments............................................    (4,082,608)   (35,153,199)   (7,083,629)   (6,707,309)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets resulting from
 operations................................................   (17,021,747)   (35,976,858)   (6,942,208)   (4,414,414)
                                                             ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions............................................    10,004,929     13,727,822     8,812,504     9,053,825
  Withdrawals..............................................    (5,435,359)    (7,960,691)   (3,547,443)   (4,589,839)
  Net Transfers............................................   (12,359,542)   (23,173,570)   (3,812,363)   (3,712,020)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit transactions.............    (7,789,972)   (17,406,439)    1,452,698       751,966
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net Assets......................   (24,811,719)   (53,383,297)   (5,489,510)   (3,662,448)
Net Assets:
Beginning of Year..........................................    81,795,581    135,178,878    52,044,763    55,707,211
                                                             ------------   ------------   -----------   -----------
End of Year................................................  $ 56,983,862   $ 81,795,581   $46,555,253   $52,044,763
                                                             ============   ============   ===========   ===========

                                                                             FIDELITY
                                       -------------------------------------------------------------------------------------
                                                   VIP                         VIP II                       VIP II
                                              EQUITY-INCOME                    CONTRA                    ASSET MANAGER
                                                  FUND                          FUND                         FUND
                                       ---------------------------   ---------------------------   -------------------------
                                           2002           2001           2002           2001          2002          2001
                                       ------------   ------------   ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).......  $  4,049,431   $  7,254,104   $    (48,887)  $  6,425,216   $ 1,385,251   $ 2,167,228
  Net realized gain (loss) on
    investments......................    (8,170,522)       105,131    (10,079,700)      (902,001)   (1,062,143)     (302,504)
  Net unrealized appreciation
    (depreciation) of investments....   (22,412,108)   (15,869,540)   (13,371,300)   (39,194,765)   (5,493,407)   (4,281,541)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets
 resulting from operations...........   (26,533,199)    (8,510,305)   (23,499,887)   (33,671,550)   (5,170,299)   (2,416,817)
                                       ------------   ------------   ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions......................    24,183,195     22,148,300     33,217,095     34,592,776    12,005,262    10,577,859
  Withdrawals........................   (12,253,609)   (11,514,269)   (18,781,531)   (19,830,557)   (4,649,787)   (3,898,599)
  Net Transfers......................    (5,607,465)     7,491,718    (10,141,456)   (15,952,900)   (3,204,026)   (1,669,772)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit
 transactions........................     6,322,121     18,125,749      4,294,108     (1,190,681)    4,151,449     5,009,488
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net
 Assets..............................   (20,211,078)     9,615,444    (19,205,779)   (34,862,231)   (1,018,850)    2,592,671
Net Assets:
Beginning of Year....................   139,507,027    129,891,583    225,030,666    259,892,897    50,556,295    47,963,624
                                       ------------   ------------   ------------   ------------   -----------   -----------
End of Year..........................  $119,295,949   $139,507,027   $205,824,887   $225,030,666   $49,537,445   $50,556,295
                                       ============   ============   ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2002 and 2001. Data shown for any of the preceding three years (1998-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                   INVESTMENT COMPANY MONEY MARKET FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.28   $   2.22    $ 2.11     $ 2.03     $ 1.95
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   2.30   $   2.28    $ 2.22     $ 2.11     $ 2.03
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      27,210     25,658
Units Issued (000's) (1)................     45,360     71,518
Units Redeemed (000's) (1)..............    (45,779)   (69,966)
                                           --------   --------
Units Outstanding (000's), end of year...    26,791     27,210    25,658     20,766     19,121
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 61,563   $ 62,172
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        1.5%       5.3%
                                           ========   ========
Total Return (C) (1)...................        0.6%       3.0%
                                           ========   ========

                                                   INVESTMENT COMPANY ALL AMERICA FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   7.74   $   9.46    $10.05     $ 8.09     $ 6.76
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   5.96   $   7.74    $ 9.46     $10.05     $ 8.09
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      44,755     47,895
Units Issued (000's) (1)................     19,155     21,460
Units Redeemed (000's) (1)..............    (22,338)   (24,600)
                                           --------   --------
Units Outstanding (000's), end of year...    41,572     44,755    47,895     48,014     49,275
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $247,576   $346,502
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%       0.4%
                                           ========   ========
Total Return (C) (1)...................      -23.1%     -18.1%
                                           ========   ========

------------------------
See notes, bottom of page 19.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                   INVESTMENT COMPANY EQUITY INDEX FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of period/year...    $   2.67   $   3.07   $  3.41    $  2.86     $ 2.26
                                           ========   ========   =======    =======     ======
Unit value, end of period/year.........    $   2.06   $   2.67   $  3.07    $  3.41     $ 2.86
                                           ========   ========   =======    =======     ======
Units outstanding (000's), beginning of
  year (1)............................      109,580    109,982
Units Issued (000's) (1)..............      111,439    107,487
Units Redeemed (000's) (1).............    (110,866)  (107,889)
                                           --------   --------
Units Outstanding (000's), end of period/
  year.................................     110,153    109,580   109,982    112,735     94,019
                                           ========   ========   =======    =======     ======
Net Assets (000's) (1).................    $227,294   $293,035
                                           ========   ========
Expense Ratio (A) (1).................        0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1).......         1.6%       3.3%
                                           ========   ========
Total Return (C) (1)..................       -22.8%     -13.0%
                                           ========   ========

                                                      INVESTMENT COMPANY
                                                   MID-CAP EQUITY INDEX FUND
                                           -----------------------------------------
                                                   YEARS ENDED DECEMBER 31,
                                           -----------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000      1999*
-----------------------------------------  --------   --------   --------   --------
Unit value, beginning of period/year...    $   1.25   $   1.28   $  1.11    $  1.00
                                           ========   ========   =======    =======
Unit value, end of period/year.........    $   1.05   $   1.25   $  1.28    $  1.11
                                           ========   ========   =======    =======
Units outstanding (000's), beginning of
  year (1)............................       49,342     37,752
Units Issued (000's) (1)..............      180,415    125,401
Units Redeemed (000's) (1).............    (165,486)  (113,811)
                                           --------   --------
Units Outstanding (000's), end of period/
  year.................................      64,271     49,342    37,752      3,431
                                           ========   ========   =======    =======
Net Assets (000's) (1).................    $ 67,761   $ 61,894
                                           ========   ========
Expense Ratio (A) (1).................        0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1).......         1.8%       2.8%
                                           ========   ========
Total Return (C) (1)..................       -16.0%      -2.0%
                                           ========   ========

------------------------
*   Commenced operation May 3, 1999.
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                        INVESTMENT COMPANY BOND FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  3.57    $  3.31     $ 3.07     $ 3.17     $ 3.00
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  3.78    $  3.57     $ 3.31     $ 3.07     $ 3.17
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................   20,932     13,899
Units Issued (000's) (1)..................   13,207     15,756
Units Redeemed (000's) (1)................  (11,630)    (8,723)
                                            -------    -------
Units Outstanding (000's), end of year....   22,509     20,932     13,899     14,287     17,746
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $85,005    $74,711
                                            =======    =======
Expense Ratio (A) (1).....................    0.90%      0.90%
                                            =======    =======
Investment Income Ratio (B) (1)...........     9.0%      10.5%
                                            =======    =======
Total Return (C) (1)......................     5.8%       7.8%
                                            =======    =======

                                                  INVESTMENT COMPANY SHORT-TERM BOND FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  1.46    $  1.37     $ 1.28     $ 1.24     $ 1.19
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  1.52    $  1.46     $ 1.37     $ 1.28     $ 1.24
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    7,825      4,649
Units Issued (000's) (1)..................   10,451      6,928
Units Redeemed (000's) (1)................   (5,755)    (3,752)
                                            -------    -------
Units Outstanding (000's), end of year....   12,521      7,825      4,649      3,604      3,164
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $18,979    $11,394
                                            =======    =======
Expense Ratio (A) (1).....................    0.90%      0.90%
                                            =======    =======
Investment Income Ratio (B) (1)...........     3.5%       6.4%
                                            =======    =======
Total Return (C) (1)......................     4.1%       6.5%
                                            =======    =======

------------------------
See notes, bottom of page 21.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                  INVESTMENT COMPANY MID-TERM BOND FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   1.51   $   1.38    $ 1.32     $ 1.32     $ 1.26
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   1.64   $   1.51    $ 1.38     $ 1.32     $ 1.32
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      21,035      5,922
Units Issued (000's) (1)...............      41,929     26,104
Units Redeemed (000's) (1).............     (23,251)   (10,991)
                                           --------   --------
Units Outstanding (000's), end of year...    39,713     21,035     5,922      6,037      7,325
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 64,981   $ 31,667
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        4.2%       5.7%
                                           ========   ========
Total Return (C) (1)...................        8.7%       9.5%
                                           ========   ========

                                                    INVESTMENT COMPANY COMPOSITE FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   4.87   $   5.52    $ 5.61     $ 4.93     $ 4.36
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   4.46   $   4.87    $ 5.52     $ 5.61     $ 4.93
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      50,607     54,447
Units Issued (000's) (1)...............       5,327      5,576
Units Redeemed (000's) (1).............     (10,542)    (9,416)
                                           --------   --------
Units Outstanding (000's), end of year...    45,392     50,607    54,447     56,404     59,833
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $202,661   $246,469
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        3.3%       3.7%
                                           ========   ========
Total Return (C) (1)...................       -8.3%     -11.8%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.47   $   2.79    $ 2.85     $ 2.02     $ 2.15
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   1.95   $   2.47    $ 2.79     $ 2.85     $ 2.02
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      76,011     75,043
Units Issued (000's) (1)................     57,813     44,630
Units Redeemed (000's) (1)..............    (54,144)   (43,662)
                                           --------   --------
Units Outstanding (000's), end of year...    79,680     76,011    75,043     62,123     63,176
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $155,282   $187,929
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........       --          0.5%
                                           ========   ========
Total Return (C) (1)...................      -21.2%     -11.4%
                                           ========   ========

                                                            SCUDDER BOND FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  14.60   $  13.94    $12.73     $13.02     $12.37
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  15.58   $  14.60    $13.94     $12.73     $13.02
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       2,500      1,630
Units Issued (000's) (1)................      1,517      2,625
Units Redeemed (000's) (1)..............     (1,357)    (1,755)
                                           --------   --------
Units Outstanding (000's), end of year...     2,660      2,500     1,630      1,558      1,757
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 41,440   $ 36,515
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        5.5%       4.2%
                                           ========   ========
Total Return (C) (1)...................        6.7%       4.8%
                                           ========   ========

------------------------
See notes, bottom of page 23.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                       SCUDDER CAPITAL GROWTH FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  34.34   $  42.97    $48.17     $36.07     $29.64
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  24.10   $  34.34    $42.97     $48.17     $36.07
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      10,896     11,501
Units Issued (000's) (1)...............       4,909      3,964
Units Redeemed (000's) (1).............      (5,851)    (4,569)
                                           --------   --------
Units Outstanding (000's), end of year...     9,954     10,896    11,501     11,582     11,462
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $239,897   $374,176
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.3%      13.1%
                                           ========   ========
Total Return (C) (1)...................      -29.8%     -20.1%
                                           ========   ========

                                                        SCUDDER INTERNATIONAL FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  13.72   $  20.02    $25.83     $16.93     $14.46
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  11.10   $  13.72    $20.02     $25.83     $16.93
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       7,619      8,335
Units Issued (000's) (1)...............      87,282    179,759
Units Redeemed (000's) (1).............     (87,812)  (180,475)
                                           --------   --------
Units Outstanding (000's), end of year...     7,089      7,619     8,335      8,486      8,004
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 78,669   $104,518
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%      20.2%
                                           ========   ========
Total Return (C) (1)...................      -19.1%     -31.5%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                              AMERICAN CENTURY
                                            ----------------------------------------------------
                                                        VP CAPITAL APPRECIATION FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 13.44    $ 18.82     $17.40     $10.69     $11.04
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 10.52    $ 13.44     $18.82     $17.40     $10.69
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    6,086      7,184
Units Issued (000's) (1)..................    2,635      8,755
Units Redeemed (000's) (1)................   (3,305)    (9,853)
                                            -------    -------
Units Outstanding (000's), end of year....    5,416      6,086      7,184      3,394      3,303
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $56,984    $81,796
                                            =======    =======
Expense Ratio (A) (1).....................    0.65%      0.70%
                                            =======    =======
Investment Income Ratio (B) (1)...........    --         38.0%
                                            =======    =======
Total Return (C) (1)......................   -21.7%     -28.6%
                                            =======    =======

                                                       CALVERT SOCIAL BALANCED FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.98   $   3.23    $ 3.37     $ 3.04     $ 2.65
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   2.59   $   2.98    $ 3.23     $ 3.37     $ 3.04
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      17,463     17,238
Units Issued (000's) (1)...............       4,482      4,112
Units Redeemed (000's) (1).............      (4,003)    (3,887)
                                           --------   --------
Units Outstanding (000's), end of year...    17,942     17,463    17,238     16,041     14,257
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1).................    $ 46,555   $ 52,045
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        2.8%       5.6%
                                           ========   ========
Total Return (C) (1)...................      -12.9%      -7.8%
                                           ========   ========

------------------------
See notes, bottom of page 25.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                                 FIDELITY
                                           ----------------------------------------------------
                                                          VIP EQUITY-INCOME FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  32.63   $  34.61    $32.21     $30.65     $27.77
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  26.89   $  32.63    $34.61     $32.21     $30.65
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       4,275      3,753
Units Issued (000's) (1)................      2,817      1,997
Units Redeemed (000's) (1)..............     (2,655)    (1,475)
                                           --------   --------
Units Outstanding (000's), end of year...     4,437      4,275     3,753      4,213      4,018
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $119,296   $139,507
                                           ========   ========
Expense Ratio (A) (1)..................       0.80%      0.80%
                                           ========   ========
Investment Income Ratio (B) (1)........        4.0%       6.4%
                                           ========   ========
Total Return (C) (1)...................      -17.6%      -5.7%
                                           ========   ========

                                                            VIP II CONTRA FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  25.88   $  29.73    $32.13     $26.16     $20.36
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  23.27   $  25.88    $29.73     $32.13     $26.16
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       8,695      8,742
Units Issued (000's) (1)................      5,251      1,796
Units Redeemed (000's) (1)..............     (5,102)    (1,843)
                                           --------   --------
Units Outstanding (000's), end of year...     8,844      8,695     8,742      8,430      6,742
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $205,825   $225,031
                                           ========   ========
Expense Ratio (A) (1)..................       0.80%      0.80%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%       3.7%
                                           ========   ========
Total Return (C) (1)...................      -10.1%     -12.9%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                                  FIDELITY
                                            ----------------------------------------------------
                                                         VIP II ASSET MANAGER FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 23.91    $ 25.14     $26.40     $24.04     $21.14
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 21.65    $ 23.91     $25.14     $26.40     $24.04
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    2,114      1,908
Units Issued (000's) (1)..................      774        610
Units Redeemed (000's) (1)................     (600)      (404)
                                            -------    -------
Units Outstanding (000's), end of year....    2,288      2,114      1,908      1,747      1,488
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $49,537    $50,556
                                            =======    =======
Expense Ratio (A) (1).....................    0.80%      0.80%
                                            =======    =======
Investment Income Ratio (B) (1)...........     3.8%       5.6%
                                            =======    =======
Total Return (C) (1)......................    -9.5%      -4.9%
                                            =======    =======

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable
Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income, Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Funds ("Fidelity VIP") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED) investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2002 are as follows:

                                                 NUMBER OF    NET ASSET
                                                  SHARES        VALUE
                                                -----------   ---------
Investment Company Funds:
  Money Market Fund...........................   51,981,399    $ 1.19
  All America Fund............................  155,570,674      1.60
  Equity Index Fund...........................  148,502,368      1.54
  Mid-Cap Equity Index Fund...................   70,090,850      0.97
  Bond Fund...................................   66,690,729      1.27
  Short-Term Bond Fund........................   18,034,003      1.05
  Mid-Term Bond Fund..........................   66,325,801      0.98
  Composite Fund..............................  166,292,957      1.22
  Aggressive Equity Fund......................  127,907,413      1.24
Scudder Portfolios:
  Bond Portfolio..............................    5,937,581      6.98
  Capital Growth Portfolio--Class "A".........   20,771,142     11.54
  International Portfolio--Class "A"..........   12,065,959      6.52
American Century VP Capital Appreciation
  Fund........................................    9,623,930      5.91
Calvert Social Balanced Portfolio.............   31,041,389      1.50
Fidelity Portfolios:
  Equity-Income--"Initial" Class..............    6,569,874     18.16
  Contrafund--"Initial" Class.................   11,371,939     18.10
  Asset Manager--"Initial" Class..............    3,885,890     12.75

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% (.20% prior to January 1, 2002), and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Separate Account's accompanying statements of changes in net assets for the year ended December 31, 2001 and financial highlights for each of the years or periods in the four-year period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account as of December 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 21, 2003

                          INDEPENDENT AUDITORS' REPORT

To the Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statement of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

The consolidated statutory financial statements of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. Those auditors, in their report dated February 20, 2002, expressed an unqualified opinion on those statutory consolidated financial statements prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department (refer to Note 1). Also, those auditors expressed an opinion that those financial statements did not present fairly, in conformity with accounting principles generally accepted in the Unites States of America, the consolidated financial position of the Company and its subsidiaries at December 31, 2001, or the results of their operations or their cash flows for the year then ended.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, whose practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 9.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002 or the results of their operations or their cash flows for the year then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.

/s/ KPMG LLP

New York, New York
March 20, 2003

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 2002 AND 2001

                                                           2002             2001
                                                      --------------   ---------------
                                        ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes...................................  $5,372,112,949   $ 5,074,639,000
  Common stocks.....................................     247,630,639       306,290,963
  Preferred stocks..................................      28,272,107        32,655,724
  Cash and short-term investments...................      24,837,752        93,481,004
  Guaranteed funds transferable.....................      82,349,774        87,585,029
  Mortgage loans....................................      11,332,624        14,297,862
  Real estate.......................................     298,221,328       306,017,110
  Policy loans......................................      91,894,313        95,710,292
  Other invested assets.............................       3,677,708         5,109,832
  Investment income accrued.........................      91,619,716        98,558,522
  Deferred federal income taxes.....................      28,607,637                --
  Other assets......................................      27,507,128        43,544,240
                                                      --------------   ---------------
    Total general account assets....................   6,308,063,675     6,157,889,578
SEPARATE ACCOUNT ASSETS.............................   3,635,515,227     4,264,641,199
                                                      --------------   ---------------
TOTAL ASSETS........................................  $9,943,578,902   $10,422,530,777
                                                      ==============   ===============

                               LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves....................  $5,457,354,841   $ 5,238,420,552
  Other contractholders liabilities and reserves....       7,714,822         8,367,603
  Interest maintenance reserve......................     179,604,702       166,486,579
  Other liabilities.................................      73,052,542        82,278,950
                                                      --------------   ---------------
    Total general account liabilities...............   5,717,726,907     5,495,553,684
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES.....   3,635,515,227     4,264,641,199
                                                      --------------   ---------------
    Total liabilities...............................   9,353,242,134     9,760,194,883
                                                      --------------   ---------------
ASSET VALUATION RESERVE.............................      23,175,280        43,569,072
                                                      --------------   ---------------
SURPLUS
  Assigned surplus..................................       1,150,000         1,150,000
  Unassigned surplus................................     566,011,488       617,616,822
                                                      --------------   ---------------
    Total surplus...................................     567,161,488       618,766,822
                                                      --------------   ---------------
TOTAL LIABILITIES AND SURPLUS.......................  $9,943,578,902   $10,422,530,777
                                                      ==============   ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                            2002             2001
                                                       --------------   --------------
INCOME
  Premium and annuity considerations.................  $  991,120,650   $  918,397,077
  Life and disability insurance premiums.............      21,558,192       21,303,824
                                                       --------------   --------------
    Total considerations and premiums................   1,012,678,842      939,700,901
  Separate account investment and administration
    fees.............................................      36,426,723       40,994,077
  Net investment income..............................     404,969,987      402,111,445
  Other, net.........................................       1,670,442        1,750,420
                                                       --------------   --------------
    Total income.....................................   1,455,745,994    1,384,556,843
                                                       --------------   --------------
DEDUCTIONS
  Change in insurance and annuity reserves...........     325,043,233      280,359,398
  Annuity and surrender benefits.....................     911,601,005      908,408,550
  Death and disability benefits......................      14,937,835       14,108,552
  Operating expenses.................................     144,204,244      149,160,677
                                                       --------------   --------------
    Total deductions.................................   1,395,786,317    1,352,037,177
                                                       --------------   --------------
    Net gain before dividends........................      59,959,677       32,519,666
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS.......        (166,432)         (72,104)
                                                       --------------   --------------
    Net gain from operations.........................      59,793,245       32,447,562
FEDERAL INCOME TAX BENEFIT...........................       3,295,525        1,689,029
NET REALIZED CAPITAL (LOSSES) GAINS..................     (56,402,229)      41,063,729
                                                       --------------   --------------
    Net income.......................................       6,686,541       75,200,320
SURPLUS TRANSACTIONS
  Change in:
  Asset valuation reserve............................      20,393,792       26,847,433
  Unrealized capital losses, net (Note 1)............     (68,856,825)    (123,623,120)
  Non-admitted assets and other, net.................     (24,662,479)     (13,092,712)
  Net deferred income tax asset......................       8,884,779               --
  Minimum pension liability..........................     (13,774,000)              --
  Cumulative effect of a change in accounting
    principles (Note 1)..............................      19,722,858       (8,868,196)
                                                       --------------   --------------
    Net change in surplus............................     (51,605,334)     (43,536,275)
SURPLUS
  Beginning of year..................................     618,766,822      662,303,097
                                                       --------------   --------------
  End of year........................................  $  567,161,488   $  618,766,822
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                            2002             2001
                                                       --------------   --------------
CASH PROVIDED
  Premium and annuity funds received.................  $1,009,060,674   $  940,378,151
  Investment income received.........................     391,601,154      346,698,519
  Expense allowance on reinsurance ceded.............        (967,475)      (1,414,240)
  Separate account investment and administrative
    fees.............................................      36,426,723       40,994,077
  Other, net.........................................       2,613,189        3,245,167
                                                       --------------   --------------
    Total receipts...................................   1,438,734,265    1,329,901,674
                                                       --------------   --------------
  Benefits paid......................................     989,745,246      981,999,172
  Insurance and operating expenses paid..............     157,484,021      152,160,356
  Net transfers to (from) separate accounts..........       9,522,077      (42,189,083)
                                                       --------------   --------------
    Total payments...................................   1,156,751,344    1,091,970,445
                                                       --------------   --------------
    Net cash provided by operations..................     281,982,921      237,931,229
  Proceeds from long-term investments sold, matured
    or repaid........................................   3,687,679,467    2,523,177,222
  Other, net.........................................      35,638,772      171,475,780
                                                       --------------   --------------
    Total cash provided..............................   4,005,301,160    2,932,584,231
                                                       --------------   --------------
CASH APPLIED
  Cost of long-term investments acquired.............   3,970,542,289    2,844,750,231
  Other, net.........................................     103,402,123      294,367,382
                                                       --------------   --------------
    Total cash applied...............................   4,073,944,412    3,139,117,613
                                                       --------------   --------------
    Net change in cash and short-term investments....     (68,643,252)    (206,533,382)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year..................................      93,481,004      300,014,386
                                                       --------------   --------------
  End of year........................................  $   24,837,752   $   93,481,004
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The principal insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

In February 2001 the Company sold the holding company that owned a former insurance subsidiary, the American Life Insurance Company of New York ("American Life"), after assuming virtually all of American Life's in-force business and terminating a reinsurance agreement that was in effect between the Company and American Life under which the Company recaptured $641.0 million of insurance and annuity reserves. The Company realized a gain on the sale of the holding company of $13.5 million.

BASIS OF PRESENTATION

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), effective January 1, 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not adopted by the New York Department effective January 1, 2001 became the prescribed basis of accounting for its domestic insurers as of January 1, 2002. All changes required by New York Regulation No. 172, as amended, are reflected in the accompanying consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principles, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002 and to reduce unassigned surplus by $8.9 million as of January 1, 2001.

The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in net deferred tax assets and liabilities are recorded directly to unassigned surplus.

The accounting principle changes that became effective on January 1, 2001 relate principally to the accounting treatment of premium and benefit transactions for Guaranteed Investment Contracts ("GIC") and Single Premium Immediate Annuity ("SPIA") Contracts (Lotteries and Structured Settlements) not involving Life contingencies, and the accounting treatment of certain bonds. The new accounting treatment for GIC and SPIA contracts requires that all premium and benefit transactions be accounted for as a direct increase or decrease to the reserve liability and are not recorded in the statement of operations.

Regulation No. 172 further clarified that the yield to worst amortization method must be used for all callable bonds purchased at a premium regardless of their call features (and likelihood of being called). The cumulative effect of this change in accounting principles resulted in a charge to surplus of $8.9 million, effective as of January 1, 2001.

Regulation No. 172 also established new accounting principles for bonds that have become other than temporarily impaired. Effective January 1, 2001, several bond investments that were previously written down by $71.9 million as of December 31, 2000 and recognized as unrealized losses in the Company's surplus were recorded as realized investment losses in accordance with the impairment guidelines set forth in the new accounting regulations. This change in accounting principles had no effect on the Company's consolidated statutory surplus as of January 1, 2001.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at NAIC market value. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer.

COMMON AND PREFERRED STOCKS -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer. Preferred stock is carried at cost.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002 and 2001 losses of $2.0 million and $2.5 million respectively, were incurred.

REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $69.7 million and $59.8 million in 2002 and 2001, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as net deferred income tax assets in 2002 not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2002 and 2001, averaged 4.15% and 5.23%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2002 and 2001, such charges were equal to approximately ..90% of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Acounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2002 and 2001 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                                GROSS UNREALIZED
                                                   STATEMENT   -------------------       NAIC
DECEMBER 31, 2002 (IN MILLIONS)                      VALUE      GAINS      LOSSES    MARKET VALUE
-------------------------------                    ---------   --------   --------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies...........  $2,828.5     $ 23.2     $  --       $2,851.7
Obligations of states and political
  subdivisions...................................      13.5         .1        --           13.6
Debt securities issued by foreign governments....      49.5        4.9        --           54.4
Corporate securities.............................   2,494.1       72.8      74.5        2,492.4
                                                   --------     ------     -----       --------
    Total........................................  $5,385.6     $101.0     $74.5       $5,412.1
                                                   ========     ======     =====       ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

2. INVESTMENTS (CONTINUED)

                                                                       GROSS
                                                                    UNREALIZED
                                                    STATEMENT   -------------------       NAIC
DECEMBER 31, 2001 (IN MILLIONS)                       VALUE      GAINS      LOSSES    MARKET VALUE
-------------------------------                     ---------   --------   --------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies............  $2,374.0     $ 3.4      $  .7       $2,376.7
Obligations of states and political
  subdivisions....................................      13.1        --         --           13.1
Debt securities issued by foreign governments.....      52.1       1.0         .2           52.9
Corporate securities..............................   2,745.6      36.4       82.0        2,700.0
                                                    --------     -----      -----       --------
    Total.........................................  $5,184.8     $40.8      $82.9       $5,142.7
                                                    ========     =====      =====       ========

Short-term fixed maturity securities with a statement value and NAIC market value of $13.5 million and $110.2 million at December 31, 2002 and 2001, respectively, are included in the above tables. At both December 31, 2002, and 2001 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2002 and 2001 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

DECEMBER 31 (IN MILLIONS)                     2002       2001      CHANGE
-------------------------                   --------   --------   --------
Equity securities (common and preferred
  stock)..................................  $(123.2)   $ (69.7)    $(53.5)
Bonds and notes...........................    (62.9)     (48.6)     (14.3)
Other invested assets.....................     (1.1)        --       (1.1)
                                            -------    -------     ------
    Net unrealized (depreciation)
      appreciation........................  $(187.2)   $(118.3)    $(68.9)
                                            =======    =======     ======

The unrealized depreciation related to the Company's bond and common equity portfolios increased by $14.3 million and $53.5 million, respectively during the year as shown above.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2002 and 2001 were as follows:

DECEMBER 31 (IN MILLIONS)                               2002       2001
-------------------------                             --------   --------
Bonds and notes.....................................   $(43.4)    $(7.4)
Equity securities (common and preferred stock)......    (11.0)     37.5
Mortgages...........................................     (2.0)     (2.5)
Sale of American Life...............................       --      13.5
                                                       ------     -----
    Net realized capital gains (losses).............   $(56.4)    $41.1
                                                       ======     =====

The realized capital losses shown above for bonds and equities securities include $29.1 million and $6.7 million, respectively, of other than temporary impairment losses recorded during 2002.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

2. INVESTMENTS (CONTINUED)
The bond losses arise primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million and $2.5 million in 2002 and 2001, respectively, and are included in the table shown above.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                STATEMENT       NAIC
DECEMBER 31, 2002 (IN MILLIONS)                   VALUE     MARKET VALUE
-------------------------------                 ---------   ------------
Due in one year or less.......................  $  565.8      $  568.5
Due after one year through five years.........   2,526.8       2,539.2
Due after five years through ten years........     928.9         933.5
Due after ten years...........................   1,364.1       1,370.9
                                                --------      --------
    Total.....................................  $5,385.6      $5,412.1
                                                ========      ========

REALIZED INVESTMENT GAINS

Sales of fixed maturity securities were as follows:

DECEMBER 31 (IN MILLIONS)                           2002       2001
-------------------------                         --------   --------
Fixed maturity securities
Proceeds........................................  $3,265.8   $2,240.6
Gross realized gains............................      36.4       45.9
Gross realized losses...........................       6.3       20.5

Sales of investments in fixed maturity securities resulted in $30.1 million and $25.4 million, respectively, of net gains being accumulated in IMR in 2002 and 2001, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2002 and 2001, $17.0 million and $16.1 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

3. GUARANTEED FUNDS TRANSFERABLE (CONTINUED) annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $82.4 million and $87.6 million at December 31, 2002 and 2001, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.1 million and $7.2 million in 2002 and 2001, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2002 and 2001.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)
The components of net periodic benefit costs are as follows:

                                                                                        OTHER
                                                            PENSION BENEFITS          BENEFITS
                                                           -------------------   -------------------
DECEMBER 31, (IN MILLIONS)                                   2002       2001       2002       2001
--------------------------                                   ----     --------   --------   --------
Service cost.............................................   $  7.0     $  6.5      $1.0       $ .8
Interest cost on PBO.....................................      9.2        8.3       1.8        1.6
Expected return on plan assets...........................    (12.0)     (10.2)       --         --
Amortization of initial net asset........................       --        (.1)       --         --
Amortization of unrecognized net loss....................      4.2        3.3        .3         .2
                                                            ------     ------      ----       ----
NET BENEFIT EXPENSE......................................   $  8.4     $  7.8      $3.1       $2.6
                                                            ------     ------      ----       ----

The change in the projected benefit obligation and plan assets are as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2002       2001       2002       2001
-------------------------                                ----     --------   --------   --------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year:..............................   $119.3     $105.1     $ 24.0     $ 20.4
  Service cost.......................................      7.0        6.5        1.0         .8
  Interest cost......................................      9.2        8.3        1.8        1.6
  Plan amendment.....................................       .1         --         --         --
  Change in assumptions..............................     29.9         .9        7.0        2.3
  Actuarial loss (gain)..............................       .5         .3        (.7)       (.3)
  Benefits and expenses paid.........................     (4.4)      (1.8)      (1.1)       (.8)
                                                        ------     ------     ------     ------
  PBO, end of year...................................   $161.6     $119.3     $ 32.0     $ 24.0
                                                        ------     ------     ------     ------
CHANGE IN PLAN ASSETS:
Plan assets, beginning of year.......................   $ 93.8     $ 89.0     $   --     $   --
  Employer contributions.............................     24.0       12.5         --         --
  Return on plan assets..............................    (11.4)      (5.9)        --         --
  Benefits and expenses paid.........................     (4.4)      (1.8)        --         --
                                                        ------     ------     ------     ------
  Plan assets, end of year...........................    102.0       93.8         --         --
                                                        ------     ------     ------     ------
  Plan assets (lower than) in excess of PBO..........   $(59.6)    $(25.5)    $(32.0)    $(24.0)
                                                        ======     ======     ======     ======

At December 31, 2002 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) the prepaid benefit cost at December 31, 2002 and 2001, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2002       2001       2002       2001
-------------------------                                ----     --------   --------   --------
Plan assets (lower than) in excess of PBO............   $(59.6)    $(25.5)    $(32.0)    $(24.0)
Unrecognized prior service cost......................      2.3        2.5         --         --
Unrecognized net loss from past experience different
  from that assumed..................................    101.0       51.0       12.9        6.8
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR..........   $ 43.7     $ 28.0     $(19.1)    $(17.2)
                                                        ======     ======     ======     ======

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $77.1 million and $71.1 million at December 31, 2002 and 2001, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $90.9 million and $56.3 million at December 31, 2002 and 2001, respectively. At December 31, 2002 the accumulated benefit obligation for the defined benefit pension plan exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2001, this fair value of plan assets was greater than the accumulated benefit obligation. During 2002 and 2001, the Company made contributions to the qualified plan of $22.0 million and $9.5 million, respectively.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                2002       2001       2002       2001
Discount rate..........................................    6.50%       7.50%     6.50%      7.50%
Rate of compensation increase..........................    4.00%       4.00%     4.00%      4.00%
Expected return on plan assets.........................   10.50%      10.50%

The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2002 by $5.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2002 by $.7 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) contributed $1.9 million in 2002 and 2001, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. The accrued compensation liability under this plan decreased by $4.6 million during 2002 and $2.5 million during 2001.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $20.4 million and $19.2 million in 2002 and 2001, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.5 million in 2003, $2.9 million in 2004, $2.1 million in 2005, $1.4 million in 2006, $.9 million in 2007, and $1.2 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, net deferred tax assets can only be

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

7. FEDERAL INCOME TAXES (CONTINUED)
recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:

                                                        DECEMBER 31, 2002   JANUARY 1, 2002
                                                        -----------------   ---------------
                                                                   (IN MILLIONS)
                                                        -----------------------------------
Total of gross deferred tax assets....................       $ 424.2            $ 392.3
Total of deferred tax liabilities.....................         (20.3)             (12.4)
                                                             -------            -------
Net deferred tax asset................................         403.9              379.9
Deferred tax asset non-admitted.......................        (375.3)            (360.2)
                                                             -------            -------
Net admitted deferred tax asset.......................       $  28.6            $  19.7
                                                             =======            =======

As shown above, the admitted deferred tax asset increased by $8.9 million during 2002. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and realized capital gainsand losses on investment transactions. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, and realized capital gains and losses, the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero.

The federal income tax benefits of $3.3 million and $1.7 million in 2002 and 2001, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2002, Mutual of America Life Insurance Company and Subsidiaries had net operating loss carry forwards of approximately $134.3 million expiring at various dates between 2013 and 2023, and capital loss carry forwards of $43.2 million expiring in 2006 and 2007.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
Amounts related to the Company's financial instruments were as follows:

                                                              STATEMENT   ESTIMATED
                                                                VALUE     FAIR VALUE
DECEMBER 31, 2002 (IN MILLIONS)                                 -----     ----------
ASSETS
Bonds and notes.............................................  $5,372.1     $5,398.6
Common stocks...............................................     247.6        247.6
Preferred stocks............................................      28.3         28.3
Cash and short-term investments.............................      24.8         24.8
Guaranteed funds transferable...............................      82.3         82.9
Mortgage loans..............................................      11.3         11.8
Policy loans................................................      91.9         91.9
LIABILITIES
Insurance and annuity reserves..............................  $5,457.4     $5,721.3

                                                              STATEMENT   ESTIMATED
                                                                VALUE     FAIR VALUE
DECEMBER 31, 2001 (IN MILLIONS)                                 -----     ----------
ASSETS
Bonds and notes.............................................  $5,074.6     $5,032.5
Common stocks...............................................     306.3        306.3
Preferred stocks............................................      32.7         32.7
Cash and short-term investments.............................      93.5         93.5
Guaranteed funds transferable...............................      87.6         88.4
Mortgage loans..............................................      14.3         13.8
Policy loans................................................      95.7         95.7
LIABILITIES
Insurance and annuity reserves..............................  $5,238.4     $5,352.0

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.4 billion and $1.3 billion at December 31, 2002 and 2001, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.62% and 5.71% were used at December 31, 2002 and 2001, respectively.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED) for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized and all changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to equity for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)
The tables that follow provide a reconciliation of the 2002 and 2001 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP SURPLUS (IN MILLIONS)       2002       2001
---------------------------------------------------------------------------------
STATUTORY SURPLUS...........................................  $  567.2   $  618.8
  Market value adjustment related to AFS bonds and notes....     145.2      (36.1)
  Realized capital gains....................................     179.2      198.2
  AVR.......................................................      23.2       43.6
  Deferred policy acquisition costs.........................      62.3       49.4
  Policy reserve adjustments................................     (12.8)     (11.2)
  Non-admitted assets.......................................      70.3       45.9
  Federal income taxes......................................     181.6      272.2
  Other.....................................................        --        2.2
GAAP EQUITY.................................................  $1,216.2   $1,183.0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP NET INCOME (IN MILLIONS)    2002       2001
---------------------------------------------------------------------------------
STATUTORY NET INCOME........................................  $    6.7   $   75.2
  Investment income adjustments.............................     (24.5)     (12.7)
  Realized capital gains (losses)...........................      15.0      (87.8)
  Policy reserve adjustments................................      (2.0)      19.0
  Deferred policy acquisition costs.........................      13.6        3.0
  Deferred income taxes.....................................      (8.4)       (.3)
  Other.....................................................       (.2)       (.1)
---------------------------------------------------------------------------------
GAAP NET INCOME (LOSS)......................................  $     .2(1) $   (3.7)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS (IN MILLIONS)      2002       2001
---------------------------------------------------------------------------------
GAAP PREMIUM INCOME.........................................  $   49.4   $   48.9
  Premiums from investment contracts........................     963.3      890.8
---------------------------------------------------------------------------------
STATUTORY PREMIUM INCOME....................................  $1,012.7   $  939.7
---------------------------------------------------------------------------------

(1) These balances include insignificant amounts related to prior year investment transactions.

                           PRIOR INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Prior to 2002, the financial statements of Separate Account No. 2 and Mutual of America Life Insurance Company ("Mutual of America") were audited by Arthur Andersen LLP ("Arthur Andersen"), which has ceased operations. As a result, Arthur Andersen has not reissued its reports on Separate Account No. 2's and Mutual of America's financial statements for the year ended December 31, 2001 (the "2001 financial statements").

Because Arthur Andersen has ceased operations, Separate Account No. 2 and Mutual of America are not able to obtain Arthur Andersen's updated written consent to the inclusion in this Registration Statement of Arthur Andersen's audit reports on the 2001 financial statements. In these circumstances, Rule 437a of the Securities Act of 1933 (the "1933 Act") permits omission of Arthur Andersen's updated consent from this Registration Statement.

The absence of Arthur Andersen's consent to the inclusion in this Statement of Additional Information of its previously issued reports on the 2001 financial statements may limit the ability of Participants to recover against Arthur Andersen under Section 11(a) of the 1933 Act in the event the 2001 financial statements contain an untrue statement of a material fact or omit to state a material fact required to be stated therein.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company of New York:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP

New York, New York
February 20, 2002

This is a copy of a report previously issued by Arthur Andersen, which has ceased operations.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States of America. The variances between such practices and accounting principles generally accepted in the United States of America and the effects on the accompanying financial statements are described in Note 9.

In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States of America, present fairly, in all material respects, the information shown therein.

However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

/s/ ARTHUR ANDERSEN LLP

New York, New York
February 20, 2002

This is a copy of a report previously issued by Arthur Andersen, which has ceased operations.